COMBINED PROXY STATEMENT

OF

MADISON TARGET RETIREMENT 2020 FUND

MADISON TARGET RETIREMENT 2030 FUND

MADISON TARGET RETIREMENT 2040 FUND

MADISON TARGET RETIREMENT 2050 FUND

(each, an “Acquired Portfolio” and, together, the “Acquired Portfolios”)

(series of MADISON FUNDS)

The address, telephone number and website of the Acquired Portfolios is:

Post Office Box 8390

Boston, MA 02266-8390

1-800-877-6089

www.madisonfunds.com

AND

PROSPECTUS FOR

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

(each, an “Acquiring Portfolio” and, together, the “Acquiring Portfolios”)

(series of GOLDMAN SACHS TRUST II)

The address, telephone number and website of the Acquiring Portfolios is:

71 South Wacker Drive

Chicago, Illinois 60606

1-800-621-2550

www.gsamfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR AUGUST 17, 2016

To the Shareholders of Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund:

This is the formal agenda for your Fund’s special shareholder meeting (the “meeting”). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

The meeting will be held at the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711 on August 17, 2016, at 11:00 a.m., Central Time, to consider the following proposal:

1.	To approve an Agreement and Plan of Reorganization pursuant to which your Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio.

The persons named as proxies will vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Proposal is further described in the attached combined Proxy Statement/Prospectus.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on June 3, 2016 are entitled to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

Katherine L. Frank

President

Madison, Wisconsin

July 13, 2016

Whether or not you expect to attend the meeting, please vote promptly by completing and returning the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote over the internet or by telephone. Your vote could be critical in allowing your Fund to hold its meeting as scheduled. If shareholders do not return their proxies in sufficient numbers, your Fund may be required to make additional solicitations.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on August 17, 2016:

The Special Meeting Notice, combined Proxy Statement/Prospectus and Voting Instructions are enclosed.

These materials are also available at http://www.madisonfunds.com/proxy

COMBINED PROXY STATEMENT

OF

MADISON TARGET RETIREMENT 2020 FUND

MADISON TARGET RETIREMENT 2030 FUND

MADISON TARGET RETIREMENT 2040 FUND

MADISON TARGET RETIREMENT 2050 FUND

(each, an “Acquired Portfolio” and, together, the “Acquired Portfolios”)

(series of MADISON FUNDS)

The address, telephone number and website of the Acquired Portfolios is:

Post Office Box 8390

Boston, MA 02266-8390

1-800-877-6089

www.madisonfunds.com

AND

PROSPECTUS FOR

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

(each, an “Acquiring Portfolio” and, together, the “Acquiring Portfolios”)

(series of GOLDMAN SACHS TRUST II)

The address, telephone number and website of the Acquiring Portfolios is:

71 South Wacker Drive

Chicago, Illinois 60606

1-800-621-2550

www.gsamfunds.com

Shares of the Acquiring Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in either the Acquired Portfolios or the Acquiring Portfolios (each sometimes referred to herein as a “Portfolio”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus sets forth information about the Acquiring Portfolios that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Proxy Statement/Prospectus is July 13, 2016.

For more complete information about each Portfolio, please read the Portfolio’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Portfolio’s Prospectus and Statement of Additional Information, and other additional information about each Portfolio, have been filed with the SEC (www.sec.gov) and are available upon request and without charge by calling the toll-free numbers shown below.

INTRODUCTION

This combined proxy statement/prospectus, dated July 13, 2016 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of the Acquired Portfolios in connection with the solicitation by Madison Funds’ Board of Trustees (the “Madison Funds Board” or the “Madison Funds Trustees”) of proxies to be used at a special meeting of the shareholders of the Acquired Portfolios to be held at the offices of Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711 on August 17, 2016, at 11:00 a.m., Central Time. The Proxy Statement/Prospectus is being mailed to shareholders of the Acquired Portfolios on or about July 20, 2016.

The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize your Acquired Portfolio into a corresponding Acquiring Portfolio. The Madison Funds Trustees recommend that you vote FOR this proposal.

Acquired Portfolios	Acquiring Portfolios
Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio
Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio
Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio
Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio

Your Acquired Portfolio is a series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust. For purposes of the discussion of fund-level tax consequences below, references to your Acquired Portfolio also include Madison Funds. Each corresponding Acquiring Portfolio is a newly-organized series of Goldman Sachs Trust II, an open-end management investment company organized as a Delaware statutory trust. The Acquiring Portfolios will commence operations upon consummation of the proposed reorganization.

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of your Acquired Portfolio into a corresponding Acquiring Portfolio (the “Reorganization”). A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including the exhibit, carefully.

Where to Get More Information

Acquired Portfolios’ current prospectus and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-877-6089 or on the Acquired Portfolio’s website (http://www.madisonfunds.com).

Acquired Portfolios’ current statement of additional information and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-877-6089 or on the Acquired Portfolio’s website (http://www.madisonfunds.com).

Acquired Portfolios’ most recent annual and semi-annual report to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-877-6089 or on the Acquired Portfolio’s website (http://www.madisonfunds.com).

A statement of additional information for this Proxy Statement/Prospectus, dated July 13, 2016 (the “SAI”). The SAI contains additional information about the Acquired Portfolios and the Acquiring Portfolios.	On file with the SEC (http://www.sec.gov) and available at no charge by calling: 1-800-877-6089. The SAI is incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus.	Call Madison Asset Management’s toll-free telephone number: 1-800-767-0300.

The Acquired Portfolios’ summary prospectuses dated February 29, 2016, as supplemented, and prospectus and statement of additional information dated February 29, 2016, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus.

Background to the Reorganizations

Madison Asset Management, LLC (“Madison”), a registered investment adviser, serves as the Acquired Portfolios’ investment adviser. Madison recently informed the Madison Funds Board that Madison has proposed to sell certain assets associated with Madison’s management of the Acquired Portfolios to Goldman Sachs Asset Management, L.P. (“GSAM”). Specifically, pursuant to an Asset Purchase Agreement dated May 24, 2016, for cash consideration, Madison agreed to sell to GSAM, among other things, the rights to the glidepath model owned and used by Madison in managing target date funds, including all related data and analytics associated with the glidepath model, as well as Madison’s agreement to certain covenants, including non-competition and non-solicitation covenants (the “GSAM-Madison Transaction”). Madison has also proposed the transfer of all of the assets of your Acquired Portfolio to a corresponding Acquiring Portfolio, a newly created series of Goldman Sachs Trust II. In connection with that transaction, Madison has recommended to the Madison Funds Board that your Acquired Portfolio be reorganized into an Acquiring Portfolio with an identical investment objective, principal investment strategies intended to be identical, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Madison and GSAM, and substantially similar policies and related risks. Each Acquiring Portfolio will be managed by GSAM and sub-advised by Madison. The GSAM-Madison Transaction is expected to close concurrently with, and is contingent upon, closing of the Reorganizations.

As of March 31, 2016, each of the target retirement funds of the Ultra Series Fund trust (each, an “Ultra Series Fund”) owned over 98% of the shares of the corresponding Acquired Portfolio. Pursuant to Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquired Portfolios will seek instructions from the Ultra Series Funds’ shareholders regarding voting on each Reorganization. The Ultra Series Funds will echo vote the votes cast by the shareholders of the Ultra Series Funds.

For contract holders of separate accounts of the insurance companies, which separate accounts are shareholders of the Ultra Series Funds, you should note that although you are not a shareholder of the Acquired Portfolios, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts are invested in subaccounts of separate accounts established by insurance companies, and each subaccount invests in shares of one of the Ultra Series Funds. You have the right to instruct these separate accounts, as appropriate, how to vote the shares of the Ultra Series Funds that are attributable to your contracts as of June 3, 2016, the record date for each Reorganization. The Ultra Series Funds will vote all shares of each Ultra Series Fund owned by such companies and attributed to such contracts in proportion to the voting instructions with respect to that fund timely received from owners of contracts participating in separate accounts registered under the 1940 Act.

Prior to making a recommendation to the Madison Funds Board, Madison conducted a comparative evaluation of GSAM and the Goldman Sachs family of funds, including (i) GSAM’s investment processes and capabilities, (ii) GSAM’s administrative capabilities, (iii) the other types of funds available as part of the Goldman Sachs family of funds, (iv) the compliance culture and infrastructure of GSAM and the Goldman Sachs family of funds, and (v) the reputation of GSAM and the Goldman Sachs family of funds in the marketplace. In addition, as noted above, GSAM will retain Madison to act as sub-adviser to the Acquiring Portfolios. Accordingly, it is expected that the current portfolio managers of the Acquired Portfolios will continue to serve as portfolio managers of the combined Portfolios following the completion of each Reorganization utilizing substantially the same investment strategy as the Acquired Portfolios’ current investment strategies.

The Madison Funds Board requested and received such information from GSAM and Madison as it determined to be necessary to evaluate each proposed Reorganization. At its meetings, the Madison Funds Board received and evaluated materials regarding GSAM and the Goldman Sachs family of funds, including the effect of each proposed Reorganization on the Acquired Portfolios’ shareholders, and the quality of the services offered by GSAM. In addition to these general factors, the Madison Funds Board also considered the factors discussed below in the context of each Reorganization. The Madison Funds Trustees who are not “interested persons” of the Acquired Portfolios or the Goldman Sachs family of funds within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Madison Funds Trustees”), were assisted in their consideration of each proposed Reorganization by independent trustees’ counsel.

On May 6, 2016, the Madison Funds Board, including all of the Independent Madison Funds Trustees, unanimously voted to approve each Reorganization. In approving each Reorganization, the Madison Funds Board and the Independent Madison Funds Trustees determined that each Reorganization is in the best interests of the Acquired Portfolios and the interests of existing shareholders of the Acquired Portfolios will not be diluted as a result of each Reorganization. The Madison Funds Board, including the Independent Trustees of Madison Funds, also considered and approved the terms and conditions of the Plan for each proposed Reorganization.

Questions and Answers

How Will the Reorganizations Work?

•	Each Reorganization is scheduled to occur on August 22, 2016, but may occur on such earlier or later date as the parties may agree in writing (the “Closing Date”).

•	Your Acquired Portfolio will transfer all of its assets to a corresponding Acquiring Portfolio and each Acquiring Portfolio will assume the corresponding Acquired Portfolio’s stated liabilities, as contemplated by the Plan. Your Acquired Portfolio then will be liquidated and terminated.

•	Shareholders of the Acquired Portfolios will receive Class R6 Shares of the Acquiring Portfolios in proportion to the relative net asset value of their shareholdings of the Acquired Portfolios on the Closing Date of each Reorganization. Therefore, on the Closing Date, shareholders of the Acquired Portfolios will hold shares of the Acquiring Portfolios in amounts equal to the aggregate net asset value of the shares of the applicable class of shares of the Acquired Portfolios that the shareholder held immediately prior to each Reorganization. Shareholders holding shares of each Acquired Portfolio will receive Class R6 Shares of the corresponding Acquiring Portfolio as a result of each Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of each Reorganization.

•	GSAM will act as investment adviser to the Acquiring Portfolios and Madison will act as sub-adviser to the Acquiring Portfolios. Accordingly, it is expected that the current portfolio managers of the Acquired Portfolios will continue to serve as portfolio managers of the combined Portfolios following the completion of each Reorganization.

•	Based upon an opinion of counsel, the exchange of your Acquired Portfolio’s shares for a corresponding Acquiring Portfolio’s shares in each Reorganization will not result in the recognition of income, gain or loss, for federal income tax purposes, by an exchanging shareholder. Each Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by your Acquired Portfolio or the Acquiring Portfolio.

•	If shareholders of one or more Acquired Portfolios do not vote to approve the Reorganizations, none of the Acquired Portfolios will be reorganized. In approving each Reorganization the Madison Funds Board did not seek out alternative transactions, such as liquidating the Acquired Portfolios, in light of the potential benefits to shareholders offered by each Reorganization, as discussed in this Proxy Statement/Prospectus. Accordingly, if at least one of the Reorganizations is not approved, each Acquired Portfolio will not reorganize and each will continue operation as currently in effect, and you will remain a shareholder of your Acquired Portfolio.

In addition to the Class R6 Shares to be issued in the Reorganizations, the Acquiring Portfolios also offer other classes of shares. This Proxy Statement/Prospectus relates only to the Acquiring Portfolios’ Class R6 Shares to be issued to Acquired Portfolio shareholders in the Reorganizations.

Why Do Your Acquired Portfolio’s Trustees Recommend the Reorganizations?

In recommending each Reorganization, the Madison Funds Board, including all of the Independent Madison Funds Trustees, determined that each Reorganization is in the best interest of your Acquired Portfolio and will not dilute the interests of shareholders of the Acquired Portfolios. The Madison Funds Trustees believe that each proposed Reorganization offers a number of potential benefits. These potential benefits include the following:

•	The substantial distribution capabilities of GSAM in the retirement channel which may result in significant asset growth and provide opportunities for economies of scale and cost savings over time.

•	The potential benefits to the Acquired Portfolios by making them part of the larger Goldman Sachs family of funds.

•	That the management fee of the Acquiring Portfolios is the same as the management fee of the Acquired Portfolios at current asset levels (0.25%), and has breakpoints that would reduce the Acquiring Portfolio’s management fee if assets increase. GSAM will pay the sub-advisory fee payable to Madison out of its management fee received from the Acquiring Portfolios. The sub-advisory fee also has breakpoints that would reduce the sub-advisory fee if assets increase. The management fee breakpoint schedule for the Acquiring Portfolios is as follows:

Contractual Management Fee Annual Rate	Average Daily Net Assets
0.25%	First $2 Billion
0.23%	Next $3 Billion
0.21%	Over $5 Billion

•	That no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged to shareholders of the Acquired Portfolios as a result of each Reorganization.

•	The robust compliance culture and organization of GSAM, Goldman, Sachs & Co. and Goldman Sachs Trust II, all of which are reputable financial companies.

•	The absence of a dilutive effect on interests of current shareholders of the Acquired Portfolios.

•	That, based upon an opinion of counsel, each Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and therefore, that you will not recognize gain or loss for federal income tax purposes on the exchange of your Acquired Portfolio shares for shares of the Acquiring Portfolio.

•

That no direct costs will be incurred by any Acquired Portfolio and its shareholders in connection with the Reorganizations. However, as explained further in the section “Other Important Information Concerning the Reorganizations — Portfolio Securities,” shareholders of the Acquired Portfolios may incur indirect costs related to the disposition of certain holdings of the Acquired Portfolios prior to or following the Reorganizations. Prior to the Reorganizations, each Acquired Portfolio will continue to

v

pursue its investment strategy and any dispositions of portfolio securities prior to the Reorganization are primarily a result of the Acquired Portfolio’s investment strategies and are not solely for the purpose of repositioning the Acquired Portfolio to complete the Reorganization.

In addition, as explained further below, the Acquiring Portfolios’ “other expenses,” before the expense limitation, include expenses associated with the organizational costs of the Acquiring Portfolios in the first year of operations. Specifically, those associated with legal, blue sky and printing services. Organizational costs which comprise “other expenses” could be deemed to be costs associated with the Reorganizations, although the expenses associated with the proxy statement and solicitation will be borne by GSAM or Madison. Shareholders of the Acquired Portfolios will incur the costs associated with the organization and creation of the Acquiring Portfolios as shareholders in the Acquiring Portfolios after the Reorganizations. These costs are not associated with the day-to-day operation of the Acquiring Portfolios as mutual funds (unlike, for example, custody and accounting fees) and GSAM anticipates that these expenses will not be a component of “other expenses” after the first year of operations for the Acquiring Portfolios. Accordingly, it is expected that beginning with the second year of operation, “other expenses” for the Acquiring Portfolios will be reduced considerably and become closer to current “other expenses” for the Acquired Portfolios. Any remaining difference in “other expenses” relative to “other expenses” for the Acquired Portfolios will be the result of a different cost structure of the Acquiring Portfolios that may include the selection of different service providers to perform essential functions.

The Madison Funds Trustees also considered the following:

•	The fact that GSAM will retain Madison to act as sub-adviser to the Acquiring Portfolios. Accordingly, it is expected that the same investment personnel currently overseeing the portfolio management of the Acquired Portfolios would continue to manage the Acquiring Portfolios following the consummation of the Reorganizations, providing continuity in the investment philosophy of the Portfolios. GSAM will oversee Madison as sub-adviser to the Acquiring Portfolios in accordance with the terms of the sub-advisory agreement between GSAM and Madison.

•	That all of the assets of each Acquired Portfolio will be transferred to a corresponding Acquiring Portfolio, a newly created series of Goldman Sachs Trust II. In connection with that transaction, Madison has recommended to the Madison Funds Board that each Acquired Portfolio be reorganized into a corresponding Acquiring Portfolio managed by GSAM and sub-advised by Madison.

•	The reputation, financial strength, resources and capabilities of GSAM and Goldman, Sachs & Co.

•	The investment objectives, strategies, policies and risks of the Acquired Portfolios and their compatibility with those of the Acquiring Portfolios.

•	That the pro forma net expense ratio for Class R6 Shares of each Acquiring Portfolio is expected to be 0.02% higher than the current net expense ratio for Class R6 Shares of the corresponding Acquired Portfolio. GSAM will contractually waive, for at least two years from the Closing Date, a portion of each Acquiring Portfolio’s fees in order to maintain a net expense ratio for Class R6 Shares of the Acquiring Portfolios within 0.02% of the current net expense ratio for Class R6 Shares of the Acquired Portfolios.

As disclosed in the “The Portfolios’ Fees and Expenses” section below, “other expenses” for the Acquiring Portfolios are higher than “other expenses” for the Acquired Portfolios. The amount of “other expenses” for the Acquiring Portfolios results primarily from the expenses associated with the organizational costs of the Acquiring Portfolios in the first year of operations. Specifically, those associated with legal, blue sky and printing services. Organizational costs which comprise “other expenses” could be deemed to be costs associated with the Reorganizations, although the expenses associated with the proxy statement and solicitation will be borne by GSAM or Madison. Shareholders of the Acquired Portfolios will incur the costs associated with the organization and creation of the

Acquiring Portfolios as shareholders in the Acquiring Portfolios after the Reorganizations. These costs are not associated with the day-to-day operation of the Acquiring Portfolios as mutual funds (unlike, for example, custody and accounting fees) and GSAM anticipates that these expenses will not be a component of “other expenses” after the first year of operations for the Acquiring Portfolios. Accordingly, it is expected that beginning with the second year of operation, “other expenses” for the Acquiring Portfolios will be reduced considerably and become closer to current “other expenses” for the Acquired Portfolios. Any remaining difference in “other expenses” relative to “other expenses” for the Acquired Portfolios will be the result of a different cost structure of the Acquiring Portfolios that may include the selection of different service providers to perform essential functions.

The Acquired and Acquiring Portfolios’ “other expenses” consist of expenses for the following services. The services for the Acquired and Acquiring Portfolios are generally made up of the same or similar service components. However, as noted above, “other expenses” for the Acquiring Portfolios’ first year of operations will include costs associated with the organization of the Acquiring Portfolios, and such costs are not similarly included in “other expenses” for the Acquired Portfolios.

Acquired Portfolios’ “other expenses”	Acquiring Portfolios’ “other expenses”
transfer agent services, custodial services, fund administration services, fund accounting services, independent public accounting services for audit and tax purposes, legal services, the services of the Madison Funds Board, a fidelity bond, directors and officers/errors and omissions insurance, and such other services necessary to the conduct of Madison Funds’ business.	Services related to organization and offering of the Acquiring Portfolios (legal, blue sky, and printing services), transfer agent services, custody and accounting services, audit and tax services, legal services, printing services, blue sky services, insurance, the services of the Goldman Sachs Trust II Board, and such other services necessary to the conduct of the Acquiring Portfolios’ business.

Because of this difference in “other expenses” for the Acquiring Portfolios relative to those for the Acquired Portfolios, GSAM has agreed to reduce or limit “other expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of the Acquiring Portfolios to 0.05% (the current amount of “other expenses” for the Acquired Portfolios) for a period of at least two years. With respect to this expense limitation, GSAM is not entitled to reimbursement of any reimbursed expenses from prior fiscal years. Madison does not have a similar agreement to reduce or limit expenses of the Acquired Portfolios.

As a result of the expense limitation, at the time of the Reorganizations (and for two years after) the net expense ratio for each Acquiring Portfolio is only 0.02% higher than the current net expense ratio for the corresponding Acquired Portfolio. This 0.02% difference is attributable solely to the transfer agent expense paid by the Acquiring Portfolios.

The Madison Funds Board recommends that you vote in favor of the Reorganizations.

What are the material operational or administration differences in the Acquired Portfolios and the Acquiring Portfolios?

In addition to the change in the Investment Adviser to GSAM and the sub-adviser to Madison, there will be certain other service provider changes. State Street Bank and Trust will serve as administrator to the Acquiring Portfolios. The Acquired Portfolios are currently administered by Madison and sub-administered by State Street Bank and Trust. Goldman Sachs will serve as transfer agent to the Acquiring Portfolios. The Acquired Portfolios’ current transfer agent is Boston Financial Data Services. Goldman Sachs will serve as distributor of the Acquiring Portfolios. The Acquired Portfolios’ distributor is MFD Distributor, LLC. State Street Bank and Trust will remain as custodian for the Acquiring Portfolios. There is not expected to be any material change in service provided to the Acquiring Portfolios following the Reorganizations and change in service providers.

What is GSAM?

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282 has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2016, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.11 trillion.

Who will pay the expenses associated with the proxy statement and solicitation?

The expenses associated with the proxy statement and solicitation will be borne by GSAM or Madison. It is estimated that the total expenses associated with the proxy statement and solicitation will be $310,000. The Portfolios will not pay any expenses associated with the proxy statement and solicitation.

Will GSAM and Madison Benefit from the Reorganizations?

In connection with each Reorganization, Madison is entering into a sub-advisory agreement with GSAM to serve as sub-adviser to the Acquiring Portfolios. In addition to benefiting from the commercial aspects of serving as sub-adviser to the Acquiring Portfolios generally, Madison will also benefit under the sub-advisory agreement between GSAM and Madison, as in the event that the sub-advisory fee paid by GSAM to Madison for its services to the Acquiring Portfolios, in aggregate, is less than an amount agreed upon between the parties (the “Agreed Minimum”) per annum (beginning on the effective date of the agreements), GSAM, and not the Acquiring Portfolios, is required to make an additional payment to Madison at the end of such annual period in an amount equal to the difference between the Agreed Minimum and the aggregate sub-advisory fee actually paid to Madison during such annual period. This minimum fee arrangement will be in effect only for the first three annual periods of which the Sub-Advisory Agreement is in effect. GSAM, and not the Acquiring Portfolios, is responsible for payment of the fees under the Sub-Advisory Agreement, which are paid by GSAM out of its management fee received from the Acquiring Portfolios. Further, due to GSAM’s greater distribution capabilities, Madison will benefit if the Acquiring Portfolios experience substantial growth in assets, which will result in a larger pool of assets sub-advised, producing increased sub-advisory fees to Madison.

In addition, with respect to GSAM, GSAM will benefit from managing a larger pool of assets which will produce increased advisory fees and from adding a complementary investment strategy to the Goldman Sachs family of funds. GSAM also is acquiring certain assets of Madison associated with its management of target date funds. Specifically, pursuant to an Asset Purchase Agreement dated May 24, 2016, Madison agreed to sell to GSAM, among other things, the rights to the glidepath model owned and used by Madison in managing target date funds, including all related data and analytics associated with the glidepath model. In connection with this transaction and for certain covenants from Madison and its interest holders (including non-competition and non-solicitation agreements), GSAM has agreed to pay to Madison a cash payment. In approving each Reorganization, each Portfolio’s Board was informed that GSAM and Madison would benefit from the Reorganizations. The asset purchase transaction is expected to close concurrently with, and is contingent upon, closing of the Reorganizations.

GSAM and the Acquiring Portfolios have received an exemptive order from the SEC that permits GSAM to engage sub-advisers, to enter into sub-advisory agreements with those sub-advisers, and to amend materially any existing sub-advisory agreements with sub-advisers, upon the approval of the Goldman Sachs Trust II Board of Trustees and without shareholder approval. The initial shareholder of the Acquiring Portfolios has approved the Acquiring Portfolios’ operation in this manner and reliance by the Acquiring Portfolios on this exemptive order.

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of the Reorganizations, the Portfolios must receive an opinion of counsel to the effect that each Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code.

Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganizations,” neither you nor your Acquired Portfolio will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Acquiring Portfolio’s shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization.

What Happens if the Reorganizations are Not Approved?

If shareholders of one or more Acquired Portfolios do not vote to approve the Reorganizations, none of the Acquired Portfolios will be reorganized. In approving each Reorganization the Madison Funds Board did not seek out alternative transactions, such as liquidating the Acquired Portfolios, in light of the potential benefits to shareholders offered by each Reorganization, as discussed in this Proxy Statement/Prospectus. Accordingly, if at least one of the Reorganizations is not approved, each Acquired Portfolio will not reorganize and each will continue operation as currently in effect, and you will remain a shareholder of your Acquired Portfolio.

Who is Eligible to Vote?

Shareholders of record of each Acquired Portfolio on June 3, 2016 are entitled to attend and vote at the meeting or any adjourned meeting. All shareholders of each Acquired Portfolio will vote together as a single class. Each shareholder of an Acquired Portfolio is entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the Acquired Portfolio. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Plan. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

For contract holders of separate accounts of the insurance companies, which separate accounts are shareholders of the Ultra Series Funds, you should note that although you are not a shareholder of the Acquired Portfolios, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts are invested in subaccounts of separate accounts established by insurance companies, and each subaccount invests in shares of one of the Ultra Series Funds. You have the right to instruct these separate accounts, as appropriate, how to vote the shares of the Ultra Series Funds that are attributable to your contracts as of June 3, 2016, the record date for the Reorganizations. The Ultra Series Funds will vote all shares of each Ultra Series Fund owned by such companies and attributed to such contracts in proportion to the voting instructions with respect to that fund timely received from owners of contracts participating in separate accounts registered under the 1940 Act.

x

MADISON TARGET RETIREMENT 2020 FUND

MADISON TARGET RETIREMENT 2030 FUND

MADISON TARGET RETIREMENT 2040 FUND

MADISON TARGET RETIREMENT 2050 FUND

AND

GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO

GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

If Proposal 1 is approved, your Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio, a newly organized open-end fund that will commence operations upon consummation of the proposed Reorganizations (the Acquired Portfolios, together with the Acquiring Portfolios, the “Portfolios”), as described in this Proxy Statement/Prospectus.

Each Acquired Portfolio and corresponding Acquiring Portfolio have identical investment objectives, principal investment strategies intended to be identical, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Madison and GSAM, and substantially similar policies and related risks. GSAM will act as investment adviser of the combined Portfolio and Madison will act as sub-adviser to the combined Portfolio following each Reorganization. In addition, it is expected that the current portfolio managers of the Acquired Portfolio will continue to serve as portfolio managers of the combined Portfolio following each Reorganization.

Comparison of Madison Target Retirement 2020 Fund with Goldman Sachs Target Date 2020 Portfolio

	Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio
Investment Objective	The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.	Same.

Primary Investments and Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.

The Portfolio employs an asset allocation strategy designed for investors who plan to retire and to begin gradually withdrawing their investment from the Portfolio beginning in approximately 2020 (the “Target Date”). The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date.

The Portfolio generally seeks to achieve its investment objective by investing in shares of exchange-traded funds (“Underlying ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy, developed by Madison Asset Management, LLC (the “Sub-Adviser”) who is unaffiliated with the Investment Adviser, for investors planning to retire in or within a few years of 2020. Over time, the Portfolio’s asset allocation will become more conservative until it reaches approximately 10-30% in equity funds and 70-90% in fixed income funds at the Target Date as illustrated in the graph below. After the Target Date, and as also illustrated in the graph below, the Portfolio’s asset allocation targets are expected to remain within these approximate ranges. The graph below applies to each Goldman Sachs Target Date Portfolio identified in this Proxy Statement/Prospectus.

	The Fund is a diversified, open-end management investment company.	Same.

Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2015, the Fund’s asset allocation was as follows:

•    Bond Funds: 60.6%

•    Stock Funds 27.4%

•    Foreign Stock Funds: 7.5%

•    Alternative Funds: 2.5%

•    Money Market Funds: 2.0%

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the market opportunity ranges of the core asset classes and sub-asset classes.

Strategic Allocations
	Equity	38%	20%	20%	20%
	US Equity	26%	14%	14%	14%
	Non-US Developed Equities	11%	6%	6%	6%
	Fixed Income	63%	80%	80%	80%
Market Opportunity Ranges
	Equity	28-48%	10-30%	10-30%	10-30%
	US Equity	17-43%	6-27%	6-27%	6-27%
	Non-US Equities	3-19%	1-12%	1-12%	1-12%
	Fixed Income	53-73%	70-90%	70-90%	70-90%
Sub-Asset Classes and Alternatives
	Emerging Markets Equities	0-10%	0-6%	0-6%	0-6%
	Real Estate	0-10%	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%	0-10%

Note: Above allocations may not sum to total due to rounding.

On a periodic basis, Madison will evaluate and sometimes revise the Fund’s asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.	On a periodic basis, the Sub-Adviser will evaluate and may revise the Portfolio’s asset allocation, including revising the asset class weightings and adding and/or removing Underlying Funds. There will be times when the perceived value of equity and/or fixed income securities are stretched (or depressed) and the opportunity to proactively protect against (or take advantage of) these opportunities necessitates an ability to deviate from the glide path’s strategic target. In order to attempt to capitalize on these periodic opportunities, the Sub-Adviser established a “market opportunity range” that allows flexibility to increase or decrease exposure from the glide path’s strategic allocations. As a result, the Portfolio’s equity and fixed income asset allocation targets may range

Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio

within the bounds of this market opportunity range as illustrated in the chart above depending on the Sub-Adviser’s views of the appropriate mix of the Portfolio’s asset allocation based on then-current economic, market or other conditions, or factors unique to the Portfolio. Certain sub-asset classes, like real estate, commodities, and other alternative strategies, may be invested in using the market opportunity range illustrated in the table above. The Sub-Adviser may also use the market opportunity range to invest in certain other sub-asset classes within fixed income such as: domestic high yield non-investment grade securities (commonly referred to as “junk bonds”), inflation-linked securities, securities issued by foreign corporate and governmental issuers, sovereign and corporate debt securities of issuers in emerging market countries, convertible securities, and preferred stock. The Sub-Adviser will also monitor the Underlying Funds on an ongoing basis and may increase or decrease the Portfolio’s investment in one or more Underlying Funds. The Underlying Fund selections are made based on several considerations, including the Portfolio’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in Underlying Funds that invest in debt securities, the Sub-Adviser seeks to select portfolios of securities with long-, intermediate- and short-term maturities. Although the Portfolio does not intend to concentrate its investments in a particular industry, the Portfolio may indirectly concentrate in a particular industry or group of industries through its aggregate investment in one or more Underlying Funds. The particular Underlying Funds in which the Portfolio may invest and the Portfolio’s targets and ranges will change from time to time without shareholder approval or notice.

The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile	The Sub-Adviser’s strategy is intended to represent a conservative investment strategy. The Sub-Adviser’s expectation is that the Portfolio may participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with other funds holding more speculative and volatile securities. There is no assurance that Sub-Adviser’s expectations regarding this investment strategy will be realized.

	Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio
securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.

Temporary Investments	Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.	Same.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year end, the Fund’s portfolio turnover rate was 207% of the average value of its portfolio.

Due to the potential utilization of higher frequency portfolio rebalancing and opportunistic allocation changes (within the market opportunity range), it is expected that the Acquired Portfolios may, at times, exhibit higher portfolio turnover rates relative to their peers.

The Portfolio may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Portfolio and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. Because the Portfolio has not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information quoted for the Portfolio.

Investment Adviser	Madison	GSAM

Investment Sub-Adviser	None	Madison

Portfolio Management Team	• David Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and	Same.

	Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio

the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since September 2009 and the 2050 predecessor fund since 2011. He joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999.

•       Patrick Ryan, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since October 2007 and the 2050 predecessor fund since 2011. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.

Fiscal Year End	October 31	Same.

Business	A diversified series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust.	A diversified series of Goldman Sachs Trust II, an open-end management investment company organized as a Delaware statutory trust.

Net Assets (as of December 31, 2015)	$52,110,680	None (The Portfolio is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization).

Comparison of Madison Target Retirement 2030 Fund with Goldman Sachs Target Date 2030 Portfolio

	Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio
Investment Objective	The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.	Same.

Primary Investments and Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.

The Portfolio employs an asset allocation strategy designed for investors who plan to retire and to begin gradually withdrawing their investment from the Portfolio beginning in approximately 2030 (the “Target Date”). The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date.

The Portfolio generally seeks to achieve its investment objective by investing in shares of exchange-traded funds (“Underlying ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy, developed by Madison Asset Management, LLC (the “Sub-Adviser”) who is unaffiliated with the Investment Adviser, for investors planning to retire in or within a few years of 2030. Over time, the Portfolio’s asset allocation will become more conservative until it reaches approximately 10-30% in equity funds and 70-90% in fixed income funds at the Target Date as illustrated in the graph below. After the Target Date, and as also illustrated in the graph below, the Portfolio’s asset allocation targets are expected to remain within these approximate ranges. The graph below applies to each Goldman Sachs Target Date Portfolio identified in this Proxy Statement/Prospectus.

	The Fund is a diversified, open-end management investment company.	Same.

Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2015, the Fund’s asset allocation was as follows:

•    Stock Funds: 43.8%

•    Bond Funds 39.1%

•    Foreign Stock Funds: 12.0%

•    Alternative Funds: 3.1%

•    Money Market Funds: 2.0%

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the market opportunity ranges of the core asset classes and sub-asset classes.

Strategic Allocations
	Equity	60%	55%	38%
	US Equity	42%	39%	26%
	Non-US Developed Equities	18%	17%	11%
	Fixed Income	40%	45%	63%
Market Opportunity Ranges
	Equity	50-70%	45-65%	28-48%
	US Equity	30-63%	27-59%	17-43%
	Non-US Equities	5-28%	5-26%	3-19%
	Fixed Income	30-50%	35-55%	53-73%
Sub-Asset Classes and Alternatives
	Emerging Markets Equities	0-14%	0-13%	0-10%
	Real Estate	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%
Strategic Allocations
	Equity	20%	20%	20%
	US Equity	14%	14%	14%
	Non-US Developed Equities	6%	6%	6%
	Fixed Income	80%	80%	80%

Market Opportunity Ranges
	Equity	10-30%	10-30%	10-30%
	US Equity	6-27%	6-27%	6-27%
	Non-US Equities	1-12%	1-12%	1-12%
	Fixed Income	70-90%	70-90%	70-90%

Sub-Asset Classes and Alternatives
	Emerging Markets Equities	0-6%	0-6%	0-6%
	Real Estate	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%

Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio
Note: Above allocations may not sum to total due to rounding.

On a periodic basis, Madison will evaluate and sometimes revise the Fund’s asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.	On a periodic basis, the Sub-Adviser will evaluate and may revise the Portfolio’s asset allocation, including revising the asset class weightings and adding and/or removing Underlying Funds. There will be times when the perceived value of equity and/or fixed income securities are stretched (or depressed) and the opportunity to proactively protect against (or take advantage of) these opportunities necessitates an ability to deviate from the glide path’s strategic target. In order to attempt to capitalize on these periodic opportunities, the Sub-Adviser established a “market opportunity range” that allows flexibility to increase or decrease exposure from the glide path’s strategic allocations. As a result, the Portfolio’s equity and fixed income asset allocation targets may range within the bounds of this market opportunity range as illustrated in the chart above depending on the Sub-Adviser’s views of the appropriate mix of the Portfolio’s asset allocation based on then-current economic, market or other conditions, or factors unique to the Portfolio. Certain sub-asset classes, like real estate, commodities, and other alternative strategies, may be invested in using the market opportunity range illustrated in the table above. The Sub-Adviser may also use the market opportunity range to invest in certain other sub-asset classes within fixed income such as: domestic high yield non-investment grade securities (commonly referred to as “junk bonds”), inflation-linked securities, securities issued by foreign corporate and governmental issuers, sovereign and corporate debt securities of issuers in emerging market countries, convertible securities, and preferred stock. The Sub-Adviser will also monitor the Underlying Funds on an ongoing basis and may increase or decrease the Portfolio’s investment in one or more Underlying Funds. The Underlying Fund selections are made based on several considerations, including the Portfolio’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in Underlying Funds that invest in

	Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio

debt securities, the Sub-Adviser seeks to select portfolios of securities with long-, intermediate- and short-term maturities. Although the Portfolio does not intend to concentrate its investments in a particular industry, the Portfolio may indirectly concentrate in a particular industry or group of industries through its aggregate investment in one or more Underlying Funds. The particular Underlying Funds in which the Portfolio may invest and the Portfolio’s targets and ranges will change from time to time without shareholder approval or notice.

	The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.	The Sub-Adviser’s strategy is intended to represent a conservative investment strategy. The Sub-Adviser’s expectation is that the Portfolio may participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with other funds holding more speculative and volatile securities. There is no assurance that Sub-Adviser’s expectations regarding this investment strategy will be realized.

Temporary Investments	Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.	Same.

Portfolio Turnover	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the	The Portfolio may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Portfolio and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating

	Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio

most recent fiscal year end, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Due to the potential utilization of higher frequency portfolio rebalancing and opportunistic allocation changes (within the market opportunity range), it is expected that the Acquired Portfolios may, at times, exhibit higher portfolio turnover rates relative to their peers.

expenses or in the expense example above, but are reflected in the Portfolio’s performance. Because the Portfolio has not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information quoted for the Portfolio.

Investment Adviser	Madison	GSAM

Investment Sub-Adviser	None	Madison

Portfolio Management Team

•       David Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since September 2009 and the 2050 predecessor fund since 2011. He joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999.

•       Patrick Ryan, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since October 2007 and the 2050 predecessor fund since 2011. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.

Same.

	Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio
Fiscal Year End	October 31	Same.

Business	A diversified series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust.	A diversified series of Goldman Sachs Trust II, an open-end management investment company organized as a Delaware statutory trust.

Net Assets (as of December 31, 2015)	$74,077,438	None (The Portfolio is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization).

Comparison of Madison Target Retirement 2040 Fund with Goldman Sachs Target Date 2040 Portfolio

	Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio
Investment Objective	The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.	Same.

Primary Investments and Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.

The Portfolio employs an asset allocation strategy designed for investors who plan to retire and to begin gradually withdrawing their investment from the Portfolio beginning in approximately 2040 (the “Target Date”). The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date.

The Portfolio generally seeks to achieve its investment objective by investing in shares of exchange-traded funds (“Underlying ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy, developed by Madison Asset Management, LLC (the “Sub-Adviser”) who is unaffiliated with the Investment Adviser, for investors planning to retire in or within a few years of 2040. Over time, the Portfolio’s asset allocation will become more conservative until it reaches approximately 10-30% in equity funds and 70-90% in fixed income funds at the Target Date as illustrated in the graph below. After the Target Date, and as also illustrated in the graph below, the Portfolio’s asset allocation targets are expected to remain within these approximate ranges. The graph below applies to each Goldman Sachs Target Date Portfolio identified in this Proxy Statement/Prospectus.

Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio

The Fund is a diversified, open-end management investment company.	Same.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2015, the Fund’s asset allocation was as follows:

•    Stock Funds: 51.4%

•    Bond Funds 29.1%

•    Foreign Stock Funds: 14.5%

•    Alternative Funds: 3.0%

•    Money Market Funds: 2.0%

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the market opportunity ranges of the core asset classes and sub-asset classes.

	Strategic Allocations
	Equity	70%	65%	60%	55%
	US Equity	49%	46%	42%	39%
	Non-US Developed Equities	21%	20%	18%	17%
	Fixed Income	30%	35%	40%	45%
	Market Opportunity Ranges
	Equity	60-80%	55-75%	50-70%	45-65%
	US Equity	36-72%	33-68%	30-63%	27-59%
	Non-US Equities	6-32%	6-30%	5-28%	5-26%
	Fixed Income	20-40%	25-45%	30-50%	35-55%

	Sub-Asset Classes and Alternatives
	Emerging Markets Equities	0-16%	0-15%	0-14%	0-13%
	Real Estate	0-10%	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%	0-10%

	Strategic Allocations
	Equity	38%	20%	20%	20%
	US Equity	26%	14%	14%	14%
	Non-US Developed Equities	11%	6%	6%	6%
	Fixed Income	63%	80%	80%	80%

Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio
Market Opportunity Ranges
	Equity	28-48%	10-30%	10-30%	10-30%
	US Equity	17-43%	6-27%	6-27%	6-27%
	Non-US Equities	3-19%	1-12%	1-12%	1-12%
	Fixed Income	53-73%	70-90%	70-90%	70-90%

Sub-Asset Classes and Alternatives

	Emerging Markets Equities	0-10%	0-6%	0-6%	0-6%

	Real Estate	0-10%	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%	0-10%

Note: Above allocations may not sum to total due to rounding.

On a periodic basis, Madison will evaluate and sometimes revise the Fund’s asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.	On a periodic basis, the Sub-Adviser will evaluate and may revise the Portfolio’s asset allocation, including revising the asset class weightings and adding and/or removing Underlying Funds. There will be times when the perceived value of equity and/or fixed income securities are stretched (or depressed) and the opportunity to proactively protect against (or take advantage of) these opportunities necessitates an ability to deviate from the glide path’s strategic target. In order to attempt to capitalize on these periodic opportunities, the Sub-Adviser established a “market opportunity range” that allows flexibility to increase or decrease exposure from the glide path’s strategic allocations. As a result, the Portfolio’s equity and fixed income asset allocation targets may range within the bounds of this market opportunity range as illustrated in the chart above depending on the Sub-Adviser’s views of the appropriate mix of the Portfolio’s asset allocation based on then-current economic, market or other conditions, or factors unique to the Portfolio. Certain sub-asset classes, like real estate, commodities, and other alternative strategies, may be invested in using the market opportunity range illustrated in the table above. The Sub-Adviser may also use the market opportunity range to invest in certain other sub-asset classes within fixed income such as: domestic high yield non-investment grade securities (commonly referred to as “junk bonds”), inflation-linked

	Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio
securities, securities issued by foreign corporate and governmental issuers, sovereign and corporate debt securities of issuers in emerging market countries, convertible securities, and preferred stock. The Sub-Adviser will also monitor the Underlying Funds on an ongoing basis and may increase or decrease the Portfolio’s investment in one or more Underlying Funds. The Underlying Fund selections are made based on several considerations, including the Portfolio’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in Underlying Funds that invest in debt securities, the Sub-Adviser seeks to select portfolios of securities with long-, intermediate- and short-term maturities. Although the Portfolio does not intend to concentrate its investments in a particular industry, the Portfolio may indirectly concentrate in a particular industry or group of industries through its aggregate investment in one or more Underlying Funds. The particular Underlying Funds in which the Portfolio may invest and the Portfolio’s targets and ranges will change from time to time without shareholder approval or notice.

	The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.	The Sub-Adviser’s strategy is intended to represent a conservative investment strategy. The Sub-Adviser’s expectation is that the Portfolio may participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with other funds holding more speculative and volatile securities. There is no assurance that Sub-Adviser’s expectations regarding this investment strategy will be realized.

Temporary Investments	Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent	Same.

	Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio
the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year end, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

Due to the potential utilization of higher frequency portfolio rebalancing and opportunistic allocation changes (within the market opportunity range), it is expected that the Acquired Portfolios may, at times, exhibit higher portfolio turnover rates relative to their peers.

The Portfolio may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Portfolio and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. Because the Portfolio has not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information quoted for the Portfolio.

Investment Adviser	Madison	GSAM

Investment Sub-Adviser	None	Madison

Portfolio Management Team

•       David Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since September 2009 and the 2050 predecessor fund since 2011. He joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999.

•       Patrick Ryan, Vice President and Portfolio Manager of Madison, has

Same.

	Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio

co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since October 2007 and the 2050 predecessor fund since 2011. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.

Fiscal Year End	October 31	Same.

Business	A diversified series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust.	A diversified series of Goldman Sachs Trust II, an open-end management investment company organized as a Delaware statutory trust.

Net Assets (as of December 31, 2015)	$48,551,923	None (The Portfolio is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization).

Comparison of Madison Target Retirement 2050 Fund with Goldman Sachs Target Date 2050 Portfolio

	Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio
Investment Objective	The Fund seeks to provide capital appreciation and current income consistent with its current asset allocation.	Same.

Primary Investments and Investment Strategies

The Fund invests primarily in shares of other registered investment companies (the “underlying funds”) according to an asset allocation strategy developed by Madison for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will become more conservative until it reaches approximately 10-30% in stock funds and 70-90% in bond funds as illustrated in the chart below.

The Portfolio employs an asset allocation strategy designed for investors who plan to retire and to begin gradually withdrawing their investment from the Portfolio beginning in approximately 2050 (the “Target Date”). The Portfolio is managed for an investor planning to retire at the age of 65 on or around the Target Date.

The Portfolio generally seeks to achieve its investment objective by investing in shares of exchange-traded funds (“Underlying ETFs”) and other registered investment companies (collectively, the “Underlying Funds”), according to an asset allocation strategy, developed by Madison Asset Management,

Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio

LLC (the “Sub-Adviser”) who is unaffiliated with the Investment Adviser, for investors planning to retire in or within a few years of 2050. Over time, the Portfolio’s asset allocation will become more conservative until it reaches approximately 10-30% in equity funds and 70-90% in fixed income funds at the Target Date as illustrated in the graph below. After the Target Date, and as also illustrated in the graph below, the Portfolio’s asset allocation targets are expected to remain within these approximate ranges. The graph below applies to each Goldman Sachs Target Date Portfolio identified in this Proxy Statement/Prospectus.

The Fund is a diversified, open-end management investment company.	Same.

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Although the actual allocations may vary, as of October 31, 2015, the Fund’s asset allocation was as follows:

•    Stock Funds: 58.9%

•    Bond Funds 19.1%

•    Foreign Stock Funds: 17.0%

•    Alternative Funds: 3.0%

•    Money Market Funds: 2.0%

The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period. Market conditions and the perceived value of securities will change as the investor moves across the glide path. Although the actual allocations may vary, the chart below illustrates the expected strategic asset allocation of the glide path and the market opportunity ranges of the core asset classes and sub-asset classes.

	Strategic Allocations
	Equity	80%	75%	70%
	US Equity	56%	53%	49%
	Non-US Developed Equities	24%	23%	21%
	Fixed Income	20%	25%	30%

Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio
Market Opportunity Ranges
	Equity	70-90%	65-85%	60-80%
	US Equity	42-81%	39-77%	36-72%
	Non-US Equities	7-36%	7-34%	6-32%
	Fixed Income	10-30%	15-35%	20-40%

Sub-Asset Classes and Alternatives
	Emerging Markets Equities	0-18%	0-17%	0-16%
	Real Estate	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%

Strategic Allocations
	Equity	65%	60%	55%
	US Equity	46%	42%	39%
	Non-US Developed Equities	20%	18%	17%
	Fixed Income	35%	40%	45%

Market Opportunity Ranges
	Equity	55-75%	50-70%	45-65%
	US Equity	33-68%	30-63%	27-59%
	Non-US Equities	6-30%	5-28%	5-26%
	Fixed Income	25-45%	30-50%	35-55%

Sub-Asset Classes and Alternatives

	Emerging Markets Equities	0-15%	0-14%	0-13%
	Real Estate	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%

Strategic Allocations
	Equity	38%	20%	20%	20%
	US Equity	26%	14%	14%	14%
	Non-US Developed Equities	11%	6%	6%	6%
	Fixed Income	63%	80%	80%	80%

Market Opportunity Ranges
	Equity	28-48%	10-30%	10-30%	10-30%
	US Equity	17-43%	6-27%	6-27%	6-27%
	Non-US Equities	3-19%	1-12%	1-12%	1-12%
	Fixed Income	53-73%	70-90%	70-90%	70-90%

Sub-Asset Classes and Alternatives
	Emerging Markets Equities	0-10%	0-6%	0-6%	0-6%

	Real Estate	0-10%	0-10%	0-10%	0-10%
	Commodities	0-10%	0-10%	0-10%	0-10%
	Other Alternative Strategies	0-10%	0-10%	0-10%	0-10%

Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio
Note: Above allocations may not sum to total due to rounding.

On a periodic basis, Madison will evaluate and sometimes revise the Fund’s asset allocation, including revising the asset class weightings and adding and/or removing underlying funds. Madison will also monitor the underlying funds on an ongoing basis and may increase or decrease the Fund’s investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the Fund’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in debt securities, Madison’s bias is toward securities with intermediate and short-term maturities.	On a periodic basis, the Sub-Adviser will evaluate and may revise the Portfolio’s asset allocation, including revising the asset class weightings and adding and/or removing Underlying Funds. There will be times when the perceived value of equity and/or fixed income securities are stretched (or depressed) and the opportunity to proactively protect against (or take advantage of) these opportunities necessitates an ability to deviate from the glide path’s strategic target. In order to attempt to capitalize on these periodic opportunities, the Sub-Adviser established a “market opportunity range” that allows flexibility to increase or decrease exposure from the glide path’s strategic allocations. As a result, the Portfolio’s equity and fixed income asset allocation targets may range within the bounds of this market opportunity range as illustrated in the chart above depending on the Sub-Adviser’s views of the appropriate mix of the Portfolio’s asset allocation based on then-current economic, market or other conditions, or factors unique to the Portfolio. Certain sub-asset classes, like real estate, commodities, and other alternative strategies, may be invested in using the market opportunity range illustrated in the table above. The Sub-Adviser may also use the market opportunity range to invest in certain other sub-asset classes within fixed income such as: domestic high yield non-investment grade securities (commonly referred to as “junk bonds”), inflation-linked securities, securities issued by foreign corporate and governmental issuers, sovereign and corporate debt securities of issuers in emerging market countries, convertible securities, and preferred stock. The Sub-Adviser will also monitor the Underlying Funds on an ongoing basis and may increase or decrease the Portfolio’s investment in one or more Underlying Funds. The Underlying Fund selections are made based on several considerations, including the Portfolio’s style or asset class exposures, portfolio characteristics, risk profile, and investment process. With regard to investments in Underlying Funds that invest in

	Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio
debt securities, the Sub-Adviser seeks to select portfolios of securities with long-, intermediate- and short-term maturities. Although the Portfolio does not intend to concentrate its investments in a particular industry, the Portfolio may indirectly concentrate in a particular industry or group of industries through its aggregate investment in one or more Underlying Funds. The particular Underlying Funds in which the Portfolio may invest and the Portfolio’s targets and ranges will change from time to time without shareholder approval or notice.

	The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.	The Sub-Adviser’s strategy is intended to represent a conservative investment strategy. The Sub-Adviser’s expectation is that the Portfolio may participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with other funds holding more speculative and volatile securities. There is no assurance that Sub-Adviser’s expectations regarding this investment strategy will be realized.

Temporary Investments	Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.	Same.

Portfolio Turnover	The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the	The Portfolio may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Portfolio and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating

	Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio

most recent fiscal year end, the Fund’s portfolio turnover rate was 204% of the average value of its portfolio.

Due to the potential utilization of higher frequency portfolio rebalancing and opportunistic allocation changes (within the market opportunity range), it is expected that the Acquired Portfolios may, at times, exhibit higher portfolio turnover rates relative to their peers.

expenses or in the expense example above, but are reflected in the Portfolio’s performance. Because the Portfolio has not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information quoted for the Portfolio.

Investment Adviser	Madison	GSAM

Investment Sub-Adviser	None	Madison

Portfolio Management Team

•       David Hottmann, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since September 2009 and the 2050 predecessor fund since 2011. He joined Madison as a senior member of the firm’s asset allocation management team. Prior to joining the firm, Mr. Hottmann had been the Chief Investment Officer at ACS Johnson Investment Advisors, his employer since 1999.

•       Patrick Ryan, Vice President and Portfolio Manager of Madison, has co-managed the Acquired Portfolio since the Acquired Portfolio’s inception in 2014 and the predecessor Ultra Series Fund Madison Target Retirement 2020, 2030, and 2040 funds since October 2007 and the 2050 predecessor fund since 2011. Prior to joining Madison in July 2009, Mr. Ryan was a Senior Analyst at MEMBERS Capital Advisors, Inc. (“MCA”), the former investment adviser to the funds. While at MCA, Mr. Ryan had been responsible for conducting manager research and due diligence for MCA’s managed accounts products since 2004.

Same.

	Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio
Fiscal Year End	October 31	Same.

Business	A diversified series of Madison Funds, an open-end management investment company organized as a Delaware statutory trust.	A diversified series of Goldman Sachs Trust II, an open-end management investment company organized as a Delaware statutory trust.

Net Assets (as of December 31, 2015)	$20,648,969	None (The Portfolio is a newly-organized fund that will commence operations upon consummation of the proposed Reorganization).

Comparison of Principal Risks of Investing in the Portfolios

Because the Acquired Portfolios and the Acquiring Portfolios have identical investment objectives and principal investment strategies that are intended to be identical, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Madison and GSAM, they are subject to substantially similar principal risks. Accordingly, the Acquired Portfolios’ and the Acquiring Portfolios’ principal risks listed below are substantially similar, except that the Acquired Portfolios’ risks differ from those of the Acquiring Portfolios’ risks to the extent necessary to conform the risk disclosure with that of other funds in the Goldman Sachs family of funds, including additional risk categories. Because the Acquired Portfolios and the Acquiring Portfolios have identical investment objectives and substantially identical investment strategies, GSAM and Madison do not believe that any differences between the Acquired Portfolios’ and the Acquiring Portfolios’ risks are the result of any differences in the Acquired Portfolios’ and the Acquiring Portfolios’ investments. For your convenience, the principal risks of both the Acquired Portfolios and the Acquiring Portfolios are reproduced below.

Acquired Portfolios’ Principal Risks	Acquiring Portfolios’ Principal Risks
The specific risks of owning the fund are set forth below. You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. The fund’s share price and total return will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.	Loss of money is a risk of investing in the Acquiring Portfolio. An investment in the Acquiring Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Acquiring Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Acquiring Portfolio will achieve its investment objective. Investments in the Acquiring Portfolio involve substantial risks which prospective investors should consider carefully before investing. Investors should also consider, in addition to his or her age or retirement date, other factors, including the investor’s risk tolerance, personal circumstances, and complete financial situation.

Acquired Portfolios’ Principal Risks	Acquiring Portfolios’ Principal Risks
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Asset Allocation Risk. The Acquiring Portfolio’s allocations to various asset classes and to the Underlying Funds may cause the Acquiring Portfolio to underperform other funds with a similar investment objective.

Expenses. By investing in the Underlying Funds indirectly through the Acquiring Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Acquiring Portfolio (including operating costs and investment management fees), but also expenses of the Acquiring Portfolio.

Inadequate Retirement Income. An investment in the Acquiring Portfolio is not guaranteed, and the Acquiring Portfolio may experience losses, including losses near, at, or after the Target Date. There is no guarantee that the Acquiring Portfolio will achieve sufficient capital appreciation to provide adequate income at and through retirement. Moreover, there is no guarantee that the Acquiring Portfolio’s performance will keep pace with or exceed the rate of inflation, which may reduce the value of your investment over time.

The fund is a fund of funds, meaning that it invests primarily in the shares of underlying funds, including exchange traded funds (“ETFs”). Thus, the fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.	Investing in the Underlying Funds. The investments of the Acquiring Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the 1940 Act, or exemptive relief thereunder, and the Acquiring Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Acquiring Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Acquiring Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments of the Underlying Funds. Because the Acquiring Portfolio invests in the Underlying Funds, the Acquiring Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Acquiring Portfolio allocates to those Underlying Funds. A strategy used by the Underlying Funds may fail to produce the intended results.

Acquired Portfolios’ Principal Risks	Acquiring Portfolios’ Principal Risks
Large Shareholder Transactions Risk. The Acquiring Portfolio may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Acquiring Portfolio. Such large shareholder redemptions may cause the Acquiring Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Acquiring Portfolio’s NAV and liquidity. Similarly, large Acquiring Portfolio share purchases may adversely affect the Acquiring Portfolio’s performance to the extent that the Acquiring Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Acquiring Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Acquiring Portfolio’s expense ratio.

Management Risk. A strategy used by the Sub-Adviser may fail to produce the intended results.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Acquiring Portfolio and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.	Underlying ETF Risk. The Acquiring Portfolio may invest in Underlying ETFs subject to statutory limitations prescribed by the 1940 Act, or exemptive relief thereunder. An investment in an Underlying ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective; however, the market price of the Underlying ETF’s shares may trade at a premium or a discount to their net asset value. The price of an Underlying ETF can fluctuate, and the Acquiring Portfolio could lose money investing in an Underlying ETF.

Acquired Portfolios’ Principal Risks	Acquiring Portfolios’ Principal Risks

Principal Risks of the Underlying Funds

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in NAV. These risks are more pronounced in connection with an Underlying Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk. Loss may result from an Underlying Fund’s investments in options, forwards, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact an Underlying Fund’s ability to invest in derivatives and other instruments and adversely affect such Underlying Fund’s performance and ability to pursue its investment objectives.

Foreign Security and Emerging Market Risk. Investments of underlying funds that invest in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.	Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Acquired Portfolios’ Principal Risks	Acquiring Portfolios’ Principal Risks
Geographic Risk. Concentration of the investments of an Underlying Fund in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

Income Volatility, Interest Rate Risk and Credit Risk. The fund, through the underlying funds, is subject to income volatility, interest rate risk and credit risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Interest rate risk is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk. Credit risk is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and an Underlying Fund’s investments.

Leverage Risk. Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which its investment portfolio may be subject.

Liquidity Risk. An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be

Acquired Portfolios’ Principal Risks	Acquiring Portfolios’ Principal Risks

magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Financial Risk. The fund is subject to market risk, which is the risk that the value of an investment may fluctuate in response to stock market movements. The equity investments of underlying funds also subject the fund to financial risk, which is the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.

Market Risk. The value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk. Certain of the Underlying Funds may make investments mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Investment Grade Security Risk. To the extent that the fund invests in underlying funds that invest in non-investment grade securities, the fund is subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and their ability to pay	Non-Investment Grade Investments Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment

Acquired Portfolios’ Principal Risks	Acquiring Portfolios’ Principal Risks

interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

Equity Risk. The fund, through the underlying funds, is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

The Portfolios’ Fees and Expenses

Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below for your Acquired Portfolio are based on the expenses of your Acquired Portfolio for the twelve-month period ended October 31, 2015. Each Acquiring Portfolio is a newly-organized fund that will commence operations upon consummation of each proposed Reorganization and has no performance history. Therefore, the Fees and Expenses for each Acquiring Portfolio have been estimated using the Acquiring Portfolio’s proposed fees and estimated expenses assuming each Reorganization occurred on November 1, 2015. For financial statement purposes, each Acquired Portfolio will be the accounting survivor of each Reorganization. As the accounting survivor, the Acquired Portfolio’s operating history will be used for the

Acquiring Portfolio’s financial reporting purposes. The tables also show the pro forma expenses of the combined fund after giving effect to each Reorganization based on pro forma net assets as of October 31, 2015.

	Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio	Combined Goldman Sachs Target Date 2020 Portfolio (Pro Forma)	Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio	Combined Goldman Sachs Target Date 2030 Portfolio (Pro Forma)
	Class R6	Class R6	Class R6	Class R6	Class R6	Class R6
Shareholder transaction fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None	None	None	None
Redemption fee (as a percentage of amount redeemed within 60 days of purchase)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses[1]	0.05%	0.17%	0.17%	0.05%	0.17%	0.17%
Acquired Fund Fees and Expenses[2,3]	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[4]	0.52%	0.64%	0.64%	0.52%	0.64%	0.64%
Expense Limitation[5]	—	(0.10)%	(0.10)%	—	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Expense Limitation	0.52%	0.54%	0.54%	0.52%	0.54%	0.54%

	Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio	Combined Goldman Sachs Target Date 2040 Portfolio (Pro Forma)	Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio	Combined Goldman Sachs Target Date 2050 Portfolio (Pro Forma)
	Class R6	Class R6	Class R6	Class R6	Class R6	Class R6
Shareholder transaction fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None	None	None	None
Redemption fee (as a percentage of amount redeemed within 60 days of purchase)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	None	None	None	None	None
Other Expenses[1]	0.05%	0.17%	0.17%	0.05%	0.17%	0.17%
Acquired Fund Fees and Expenses[2,3]	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[4]	0.52%	0.64%	0.64%	0.52%	0.64%	0.64%
Expense Limitation[5]	—	(0.10)%	(0.10)%	—	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Expense Limitation	0.52%	0.54%	0.54%	0.52%	0.54%	0.54%

Footnotes to the Portfolios’ Fees and Expenses:

(1)	The Acquiring Portfolio’s “Other Expenses” have been estimated to reflect expenses expected to be incurred in the current fiscal year.
(2)	The Acquired Portfolio’s acquired fund fees and expenses have been updated to reflect current fees associated with investing in the underlying funds.
(3)	The Acquiring Portfolio’s “Acquired (Underlying) Fund Fees and Expenses” have been estimated to reflect the fees and expenses expected to be incurred during the current fiscal year.
(4)	Total annual fund operating expenses for the period ended October 31, 2015 do not match the financial statements because the financial statements do not include acquired fund fees and expenses.
(5)	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.05% of each Acquiring Portfolio’s average daily net assets. These arrangements will remain in effect through at least August 22, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in each Portfolio. The Example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that each Portfolio’s operating expenses remain the same (except that the Example incorporates the applicable expense limitation arrangement for only the first two years). Pro forma expenses are included assuming a Reorganization of the Portfolios. The examples are for comparison purposes only and are not a representation of either Portfolio’s actual expenses or returns, either past or future.

Comparison of Madison Target Retirement 2020 Fund with Goldman Sachs Target Date 2020 Portfolio

Number of years you own your shares	Madison Target Retirement 2020 Fund	Goldman Sachs Target Date 2020 Portfolio	Combined Goldman Sachs Target Date 2020 Portfolio (Pro Forma)
Class R6 Shares
Year 1	$53	$55	$55
Year 3	$167	$184	$184
Year 5	$291	$336	$336
Year 10	$653	$779	$779

Comparison of Madison Target Retirement 2030 Fund with Goldman Sachs Target Date 2030 Portfolio

Number of years you own your shares	Madison Target Retirement 2030 Fund	Goldman Sachs Target Date 2030 Portfolio	Combined Goldman Sachs Target Date 2030 Portfolio (Pro Forma)
Class R6 Shares
Year 1	$53	$55	$55
Year 3	$167	$184	$184
Year 5	$291	$336	$336
Year 10	$653	$779	$779

Comparison of Madison Target Retirement 2040 Fund with Goldman Sachs Target Date 2040 Portfolio

Number of years you own your shares	Madison Target Retirement 2040 Fund	Goldman Sachs Target Date 2040 Portfolio	Combined Goldman Sachs Target Date 2040 Portfolio (Pro Forma)
Class R6 Shares
Year 1	$53	$55	$55
Year 3	$167	$184	$184
Year 5	$291	$336	$336
Year 10	$653	$779	$779

Comparison of Madison Target Retirement 2050 Fund with Goldman Sachs Target Date 2050 Portfolio

Number of years you own your shares	Madison Target Retirement 2050 Fund	Goldman Sachs Target Date 2050 Portfolio	Combined Goldman Sachs Target Date 2050 Portfolio (Pro Forma)
Class R6 Shares
Year 1	$53	$55	$55
Year 3	$167	$184	$184
Year 5	$291	$336	$336
Year 10	$653	$779	$779

The Portfolios’ Past Performance

Each Acquiring Portfolio is a newly-organized fund that will commence operations upon consummation of each proposed Reorganization, and therefore, has no performance history. As accounting successor to the Acquired Portfolio, the Acquiring Portfolio will assume the Acquired Portfolio’s historical performance after the consummation of each Reorganization. Performance results for each Acquired Portfolio for all periods prior to August 29, 2014 represent the performance of the corresponding Ultra Series Fund for those periods. As of August 29, 2014, the inception date of each Acquired Portfolio, the respective Ultra Series Fund exchanged in kind substantially all of its portfolio holdings for Class R6 shares of the corresponding Acquired Portfolio, and therefore, the historical returns for each Acquired Portfolio prior to August 29, 2014 are those of the respective Ultra Series Fund.

The bar charts and tables below provide an indication of the risks of investing in each Acquired Portfolio by showing: (a) changes in the performance of the Acquired Portfolio from year to year; and (b) how the average annual total returns of the Acquired Portfolio compare to those of a broad-based securities market index. The Acquiring Portfolios have different fees and expenses and would, therefore, have had different performance results. Past performance, before and after taxes, is not necessarily an indication of how the Acquiring Portfolio will perform in the future.

Performance data for the Acquired Portfolios is available on Madison’s website at www.madisonfunds.com and/or by calling 1-800-877-6089.

Madison Target Retirement 2020 Fund

Madison Target Retirement 2020 Fund’s highest quarterly return was 15.29% in the second quarter of 2009, and the lowest quarterly return was -19.67% in the fourth quarter of 2008.

Madison Target Retirement 2030 Fund

Madison Target Retirement 2030 Fund’s highest quarterly return was 16.77% in the second quarter of 2009, and the lowest quarterly return was -21.65% in the fourth quarter of 2008.

Madison Target Retirement 2040 Fund

Madison Target Retirement 2040 Fund’s highest quarterly return was 18.13% in the second quarter of 2009, and the lowest quarterly return was -23.55% in the fourth quarter of 2008.

Madison Target Retirement 2050 Fund

Madison Target Retirement 2050 Fund’s highest quarterly return was 8.01% in the first quarter of 2012, and the lowest quarterly return was -6.47% in the third quarter of 2015.

Average Annual Total Returns

(for periods ended December 31, 2015)

Madison Target Retirement 2020 Fund	1 Year	5 Years	Since Inception[1] (10/01/2007)
Class R6 Shares
Returns Before Taxes	(0.37)%	5.86%	2.08%
Returns After Taxes on Distributions	(1.91)%	4.49%	0.54%
Returns After Taxes on Distributions and Sale of Fund Shares	0.45%	4.16%	1.10%
S&P Target Date To 2020 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	(0.15)%	5.29%	3.35%

[1]	The returns presented for the Portfolio for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2020 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”).

Madison Target Retirement 2030 Fund	1 Year	5 Years	Since Inception[1] (10/01/2007)
Class R6 Shares
Returns Before Taxes	(0.87)%	7.00%	2.33%
Returns After Taxes on Distributions	(2.32)%	5.59%	0.81%
Returns After Taxes on Distributions and Sale of Fund Shares	0.33%	5.14%	1.34%
S&P Target Date To 2030 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	(0.26)%	6.15%	3.14%

[1]	The returns presented for the Portfolio for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2030 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”).

Madison Target Retirement 2040 Fund	1 Year	5 Years	Since Inception[1] (10/01/2007)
Class R6 Shares
Returns Before Taxes	(0.97)%	7.50%	2.00%
Returns After Taxes on Distributions	(2.67)%	5.98%	0.37%
Returns After Taxes on Distributions and Sale of Fund Shares	0.45%	5.54%	1.10%
S&P Target Date To 2040 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	(0.52)%	6.81%	3.04%

[1]	The returns presented for the Portfolio for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2040 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”).

Madison Target Retirement 2050 Fund	1 Year	3 Years	Since Inception[1] (1/31/2011)
Class R6 Shares
Returns Before Taxes	(1.04)%	9.64%	7.94%
Returns After Taxes on Distributions	(2.35)%	8.48%	6.61%
Returns After Taxes on Distributions and Sale of Fund Shares	0.13%	7.23%	5.79%
S&P Target Date To 2050 Index (TR) (reflects no deduction for sales charges, account fees, expenses or taxes)	(0.58)%	8.44%	7.16%

[1]	The returns presented for the Portfolio for periods prior to August 29, 2014 reflect the performance of the Madison Target Retirement 2050 Fund’s Class I Shares, a series of Ultra Series Fund (the “Ultra Predecessor Fund”).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Acquired Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Classes of Shares, Fees and Expenses

	The Acquired Portfolios	The Acquiring Portfolios
Class R6 Shares Sales Charges and Fees	Class R6 shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. However, the Acquired Portfolios do charge a 0.05% annual servicing fee.	Class R6 shares do not impose a front-end sales charge, any Rule 12b-1 distribution or service fees, or a contingent deferred sales charge. Class R6 shares of the Acquiring Portfolios do not charge an annual servicing fee.

	The Acquired Portfolios	The Acquiring Portfolios
Management Fees	As payment for its services as the investment adviser, Madison receives an investment advisory (or management fee) based upon the average daily net assets of each Fund, which is computed and accrued daily and paid monthly, at an annual rate equal to 0.25% of the average daily net assets of the Fund.

As compensation for its services and its assumption of certain expenses, GSAM is entitled to a fee, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Contractual Management Fee Annual Rate	Average Daily Net Assets
		0.25%	First $2 Billion
		0.23%	Next $3 Billion
		0.21%	Over $5 Billion

Expense Limitation	None	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.05% of each Acquiring Portfolio’s average daily net assets. These arrangements will remain in effect through at least August 22, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Board of Trustees.

Sub-Advisory Fees	N/A

As compensation for its services as Sub-Adviser, Madison is entitled to a fee paid by the Investment Adviser out of its management fee received from the Acquiring Portfolios at an annual rate equal to a percentage of each respective Portfolio’s average daily net assets.

In the event that the sub-advisory fee paid by the Investment Adviser to the Sub-Adviser for sub-advisory services to the Portfolios named above, in aggregate, is less than an amount agreed upon between the parties (the “Agreed Minimum”) per annum (beginning on the effective date of the agreements), the Investment Adviser, and not the Acquiring Portfolios, is required to make an additional payment to the Sub-Adviser at the end of such annual period in an amount equal to the difference between the Agreed Minimum and the aggregate sub-advisory fee actually paid to the Sub-Adviser during such annual period. This minimum fee arrangement will be in effect only for the first three annual periods of which the Sub-Advisory Agreement is in effect. The Investment Adviser, and not the Portfolios, is responsible for payment of the fees under the Sub-Advisory Agreement, which are paid by the Investment Adviser out of its management fee received from the Portfolios.

The Acquired Portfolios	The Acquiring Portfolios
A discussion regarding the basis for approval of the Funds’ investment advisory contract by the Board of Trustees is contained in the Funds’ annual report to shareholders for the period ended October 31, 2015.	Discussions regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreement of the Portfolios in 2016 will be available in the Portfolios’ annual report dated October 31, 2016.

Reasons for the Proposed Reorganizations

The Madison Funds Trustees believe that the proposed Reorganizations are in the best interests of the Acquired Portfolios and their shareholders. The Madison Funds Trustees considered the following potential benefits, among others, in approving the Proposal.

First, the Madison Funds Board considered that the management fee of the Acquiring Portfolios is the same as the management fee of the Acquired Portfolios at current asset levels (0.25%), and has breakpoints that would reduce the Acquiring Portfolio’s management fee if assets increase. GSAM would pay the sub-advisory fee payable to Madison out of its management fee received from the Acquiring Portfolios. The sub-advisory fee also has breakpoints that would reduce the sub-advisory fee if assets increase.

Second, the Madison Funds Board considered that no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged to shareholders of the Acquired Portfolios as a result of each Reorganization.

Third, the Madison Funds Board considered that no direct costs will be incurred by any Acquired Portfolio and its shareholders in connection with each Reorganization.

The Madison Funds Trustees also considered the following matters, among others, in approving the Proposal.

Fourth, Madison, the investment adviser to the Acquired Portfolios, informed the Madison Funds Board that it has proposed to sell certain assets of Madison associated with its management of the Acquired Portfolios to GSAM. Specifically, pursuant to an Asset Purchase Agreement dated May 24, 2016, for cash consideration, Madison agreed to sell to GSAM, among other things, the rights to the glidepath model owned and used by Madison in managing target date funds, including all related data and analytics associated with the glidepath model, as well as Madison’s agreement to certain covenants, including non-competition and non-solicitation covenants. The asset purchase transaction is expected to close concurrently with, and is contingent upon, closing of the Reorganizations. In connection with that transaction, Madison has recommended to the Madison Funds Board that each Acquired Portfolio be reorganized into a corresponding Acquiring Portfolio managed by GSAM and sub-advised by Madison.

Fifth, the Madison Funds Board considered that after each Reorganization, the Acquired Portfolios’ shareholders would continue to be invested in substantially the same investment product. The Madison Funds Board considered that the Acquiring Portfolios have the same investment objectives, principal investment strategies intended to be identical, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Madison and GSAM, and substantially similar policies and related risks.

Sixth, the Madison Funds Board considered that GSAM will retain Madison to act as sub-adviser to the Acquiring Portfolios. Accordingly, the current portfolio managers of the Acquired Portfolios will continue to serve as portfolio managers of the combined Portfolio following the completion of each Reorganization utilizing substantially the same investment strategy as the Acquired Portfolio’s current investment strategy. GSAM will oversee Madison as sub-adviser to the Acquiring Portfolios in accordance with the terms of the sub-advisory agreement between GSAM and Madison.

Seventh, the Madison Funds Board considered that the pro forma net expense ratio for Class R6 Shares of each of the combined Portfolios is expected to be 0.02% higher than the net expense ratio for each of the Acquired Portfolios. The Madison Funds Board considered that GSAM will contractually waive a portion of each Acquiring Portfolio’s fees in order to maintain a net expense ratio for Class R6 Shares of the Acquiring Portfolios within 0.02% of the current net expense ratio for Class R6 Shares of the Acquired Portfolios. This 0.02% difference is attributable solely to the transfer agent expense paid by the Acquiring Portfolios. The Board noted that the net expense ratio of each combined Portfolio is anticipated to be 0.54%, whereas the historical net expense ratios the Acquired Portfolios is 0.52% in 2015 and 0.55% in 2014. Further, the Madison Funds Board considered that the net expense ratios for the last five years from 2012 to 2016 (including each predecessor fund for periods prior to 2014) has ranged from 0.52% to 0.63% and averaged 0.57% for each fund, other than the Madison Target Retirement 2050 Fund (and predecessor), which averaged 0.56% for such period. Assuming the shareholders of the Acquired Portfolios approve each Reorganization, the expense limitations described above will be in effect for each combined Portfolio for at least two years from the Closing Date. There can be no assurance that GSAM will extend the expense limitations beyond such time.

Eighth, the Madison Funds Board considered that although Madison will manage the assets of the Acquiring Portfolios as its sub-adviser, GSAM will be responsible for the overall management of the Acquiring Portfolios’ operations, including supervision of Madison’s compliance with the Acquiring Portfolios’ investment guidelines and regulatory restrictions. The Board considered that the reputation, financial strength, resources and capabilities of GSAM could benefit the Acquired Portfolios’ shareholders. As of March 31, 2016, GSAM, including its investment advisory affiliates, had assets under supervision of $1.11 trillion. Shareholders of the Acquired Portfolios would become part of a larger family of funds that offers a more diverse array of investment options. As of April 29, 2016, the Goldman Sachs family of mutual funds offers 144 funds, including domestic and international equity and fixed income funds that will be available to Acquired Portfolio shareholders through exchanges. In addition, the Board considered that GSAM has greater potential for increasing the size of the Portfolios due to GSAM’s experience in distributing mutual funds through a broader range of distribution channels than currently is available to the Acquired Portfolios. Over time, the Acquired Portfolios may reduce the level of their operational expenses for administrative, compliance and portfolio management services if they become part of a larger mutual fund complex.

Ninth, the Madison Funds Board considered that each Reorganization, based upon an opinion of counsel, is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code and therefore shareholders will not recognize gain or loss for federal income tax purposes on the exchange of shares of an Acquired Portfolio for corresponding shares of an Acquiring Portfolio. For more information, see “Tax Status of the Reorganizations” on page 43 of this Proxy Statement/Prospectus.

The Madison Funds Board considered that all proxy and solicitation costs associated with the Portfolios’ participation in each Reorganization will be borne by GSAM or Madison.

The Madison Funds Board also were informed that GSAM and Madison will benefit from each Reorganization. See “Will GSAM and Madison Benefit from the Reorganizations?”

MADISON FUNDS BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Madison Funds Board, including the Independent Madison Funds Trustees, approved each Reorganization. The Madison Funds Board approved each Reorganization, and did not seek out alternative transactions, such as liquidating the Acquired Portfolios, in light of the potential benefits to shareholders offered by each Reorganization, as outlined above. In particular, the Madison Funds Trustees determined that each Reorganization is in the best interest of the Acquired Portfolios and that the interests of the Acquired Portfolios’ shareholders would not be diluted as a result of each Reorganization. Similarly, the Board of Trustees of Goldman Sachs Trust II, including the Independent Trustees, approved each Reorganization. They also determined that each Reorganization is in the best interests of the Acquiring Portfolios.

In approving the Reorganizations, the Madison Funds Board determined that if shareholders of one or more Acquired Portfolios do not vote to approve the Reorganizations, none of the Acquired Portfolios will be reorganized. Accordingly, if at least one of the Reorganizations is not approved, each Acquired Portfolio will not reorganize and each will continue operation as a separate mutual fund. In this scenario, you will remain a shareholder of your Acquired Portfolio.

The Madison Funds Trustees recommend that shareholders of your Acquired Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATIONS

Portfolio Securities

If each Reorganization is effected, management will analyze and evaluate the portfolio securities of the Acquired Portfolios being transferred to the Acquiring Portfolios. The extent and duration to which the portfolio securities of the Acquired Portfolios will be maintained by the Acquiring Portfolios will be determined consistent with the Acquiring Portfolios’ investment objectives and policies, any restrictions imposed by the Code and in the best interests of each of the Acquiring Portfolios’ shareholders (including former shareholders of the Acquired Portfolios). It is not currently anticipated that it will be necessary to materially dispose of portfolio securities of the Acquired Portfolios to effect each Reorganization. However, it is possible that there may be dispositions of some of the portfolio securities of your Acquired Portfolio prior to or following each Reorganization. Prior to the Reorganizations, each Acquired Portfolio will continue to pursue its investment strategy and any dispositions of portfolio securities prior to the Reorganization are primarily a result of the Acquired Portfolio’s investment strategies and are not solely for the purpose of repositioning the Acquired Portfolio to complete the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Acquiring Portfolios may result in a capital gain or loss for the Acquiring Portfolios. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquired Portfolio’s ability (for dispositions prior to the Reorganization) and the Acquiring Portfolios’ ability (for dispositions following the Reorganization), respectively, to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the respective Portfolio.

Operational/Administration Differences

In addition to the change in the Investment Adviser to GSAM and the sub-adviser to Madison, there will be certain other service provider changes. State Street Bank and Trust will serve as administrator to the Acquiring Portfolios. The Acquired Portfolios are currently administered by Madison and sub-administered by State Street Bank and Trust. Goldman Sachs will serve as transfer agent to the Acquiring Portfolios. The Acquired Portfolios’ current transfer agent is Boston Financial Data Services. Goldman Sachs will serve as distributor of the Acquiring Portfolios. The Acquired Portfolios’ distributor is MFD Distributor, LLC. State Street Bank and Trust will remain as custodian for the Acquiring Portfolios. There is not expected to be any material change in service provided to the Acquiring Portfolios following the Reorganizations and change in service providers.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses without limit, except for an eight-year limit applicable to certain pre-2011 losses. The Acquired Portfolios presently do not have net capital loss carryforwards for federal income tax purposes.

The ability of the Acquiring Portfolios to use capital losses to offset gains (even in the absence of a Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Management Process

GSAM and the Acquiring Portfolios have received an exemptive order from the SEC that permits GSAM to engage sub-advisers, to enter into sub-advisory agreements with those sub-advisers, and to amend materially any existing sub-advisory agreements with sub-advisers, upon the approval of the Goldman Sachs Trust II Board of Trustees and without shareholder approval. The initial shareholder of the Acquiring Portfolios has approved the Acquiring Portfolios’ operation in this manner and reliance by the Acquiring Portfolios on this exemptive order.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Portfolios as of June 30, 2016. The Acquiring Portfolios are newly formed series of Goldman Sachs Trust II that will commence operations upon consummation of each proposed Reorganization. Therefore, the Acquiring Portfolios had no assets or shares outstanding as of June 30, 2016. The table also sets forth the pro forma combined capitalization of the combined fund as if each Reorganization had occurred on June 30, 2016. If each Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Acquired Portfolios between June 30, 2016 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Acquired Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of the Acquired Portfolios during the same period.

	Madison Target Retirement 2020 Fund (June 30, 2016)	Goldman Sachs Target Date 2020 Portfolio (June 30, 2016)	Pro Forma Goldman Sachs Target Date 2020 Portfolio (June 30, 2016)
Total Net Assets of the Portfolio	$56,159,022	N/A	$56,159,022
Net Asset Value Per Share	$9.86	—	$9.86
Shares Outstanding	5,695,641	—	5,695,641

	Madison Target Retirement 2030 Fund (June 30, 2016)	Goldman Sachs Target Date 2030 Portfolio (June 30, 2016)	Pro Forma Goldman Sachs Target Date 2030 Portfolio (June 30, 2016)
Total Net Assets of the Portfolio	$78,961,234	N/A	$78,961,234
Net Asset Value Per Share	$9.65	—	$9.65
Shares Outstanding	8,182,511	—	8,182,511

	Madison Target Retirement 2040 Fund (June 30, 2016)	Goldman Sachs Target Date 2040 Portfolio (June 30, 2016)	Pro Forma Goldman Sachs Target Date 2040 Portfolio (June 30, 2016)
Total Net Assets of the Portfolio	$51,224,383	N/A	$51,224,383
Net Asset Value Per Share	$9.45	—	$9.45
Shares Outstanding	5,420,570	—	5,420,570

	Madison Target Retirement 2050 Fund (June 30, 2016)	Goldman Sachs Target Date 2050 Portfolio (June 30, 2016)	Pro Forma Goldman Sachs Target Date 2050 Portfolio (June 30, 2016)
Total Net Assets of the Portfolio	$22,408,913	N/A	$22,408,913
Net Asset Value Per Share	$9.63	—	$9.63
Shares Outstanding	2,326,990	—	2,326,990

It is impossible to predict how many shares of the Acquiring Portfolios will actually be received and distributed by your Acquired Portfolio on the Closing Date. The table should not be relied upon to determine the amount of the Acquiring Portfolios’ shares that will actually be received and distributed.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	Each Reorganization is scheduled to occur on August 22, 2016. Each Acquired Portfolio will transfer all of its assets to a corresponding Acquiring Portfolio and the Acquiring Portfolio will assume the Acquired Portfolio’s stated liabilities, as contemplated under the Agreement and Plan of Reorganization. The Acquired Portfolios then will be liquidated and terminated.

•	Shareholders holding Class R6 Shares of an Acquired Portfolio will receive Class R6 Shares of an Acquiring Portfolio as a result of each Reorganization.

•	Shareholders of the Acquired Portfolios will receive Class R6 Shares of the Acquiring Portfolios in proportion to the relative net asset value of their shareholdings of the Acquired Portfolios on the Closing Date of each Reorganization. Therefore, on the Closing Date, each Acquired Portfolio shareholder will hold shares of an Acquiring Portfolio in amounts equal to the aggregate net asset value of the shares of the Acquired Portfolio that the shareholder held immediately prior to each Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of each Reorganization.

•	GSAM will act as investment adviser to the Acquiring Portfolios and Madison will act as sub-adviser to the Acquiring Portfolios. Accordingly, it is expected that the current portfolio managers of the Acquired Portfolios will continue to serve as portfolio managers of the combined Portfolio following the completion of each Reorganization.

•	Based upon an opinion of counsel, the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by your Acquired Portfolio or the Acquiring Portfolios. The Reorganizations will not take place unless both Portfolios involved in each Reorganization receive a tax opinion from Willkie Farr & Gallagher LLP, counsel to GSAM, as described below under the heading “Tax Status of the Reorganizations.”

Agreement and Plan of Reorganization

The shareholders of the Acquired Portfolios are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A (the “Plan”). The description of the Plan contained herein includes certain material provisions of the Plan.

Determination of Net Asset Value. If each Reorganization is approved, the Acquiring Portfolios will issue to the Acquired Portfolios the number of the applicable Acquiring Portfolio’s shares, including fractional shares, with an aggregate net asset value equal to the net asset value of the applicable Acquired Portfolio’s shares. The number of full and fractional Acquiring Portfolio shares shall be determined by dividing: (A) the aggregate value of each Acquired Portfolio’s net assets by (B) the net asset value of one share of the corresponding Acquiring Portfolio. The aggregate net asset value of each Acquiring Portfolio’s shares to be so credited to each corresponding Acquired Portfolio’s shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio’s shares owned by the Acquired Portfolio’s shareholders on the Closing Date.

Conditions to Closing the Reorganizations. The obligation of each Portfolio to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Portfolio’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Acquired Portfolios and the receipt of all consents, orders and permits necessary to consummate each Reorganization (see Sections 6, 7 and 8 of the Plan). The obligations of the Acquiring Portfolios and the Acquired Portfolios are subject to the approval of the Plan by the necessary vote of the outstanding shares of the Acquired Portfolios with respect to each Reorganization, in accordance with the provisions of the Madison Funds’ Declaration of Trust. The Portfolios’ obligations are also subject to the receipt of a favorable opinion of Willkie Farr & Gallagher LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.7 of the Plan). If shareholders of one or more Acquired Portfolios do not vote to approve the Reorganizations, none of the Acquired Portfolios will be reorganized.

Termination of the Plan. The Madison Funds Board or the Board of Trustees of Goldman Sachs Trust II may terminate the Plan (even if the shareholders of the Acquired Portfolios have already approved it) at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Plan inadvisable with respect to any Acquiring Portfolio or any Acquired Portfolio, respectively. The Plan may also be terminated prior to the Closing Date (i) by written consent of each of the parties; (ii) because of a breach of any representation, warranty, covenant or agreement contained in the Plan to be performed at or prior to the Closing Date and failure to cure such breach; (iii) upon the occurrence of an event that has a material adverse effect upon any of the parties; (iv) because of a final, non-appealable order of a federal or state court in effect preventing consummation of the Plan; or (v), if the Reorganizations shall not have been consummated by December 31, 2016.

TAX STATUS OF THE REORGANIZATIONS

The Reorganizations are conditioned upon the receipt by Madison Funds and Goldman Sachs Trust II of an opinion from Willkie Farr & Gallagher LLP, counsel to GSAM, substantially to the effect that, for federal income tax purposes:

•	The transfer to the Acquiring Portfolios of all of the Acquired Portfolios’ assets in exchange solely for the issuance of the Acquiring Portfolios shares to the Acquired Portfolios and the assumption of all of the Acquired Portfolios’ liabilities by the Acquiring Portfolios (other than those liabilities specifically excluded under the Plan, if any), followed by the distribution of the Acquiring Portfolios’ shares to the Acquired Portfolios’ shareholders in complete liquidation of the Acquired Portfolios, will constitute a “reorganization” within the meaning of Section 368(a) of the Code and of the type described in section 368(a)(1)(F) of the Code, and each of the Acquired Portfolios and the Acquiring Portfolios will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Acquired Portfolios upon (1) the transfer of all of their assets to the Acquiring Portfolios as described above or (2) the distribution by the Acquired Portfolios of the Acquiring Portfolios’ shares to the Acquired Portfolios’ shareholders in complete liquidation of the Acquired Portfolios, except for gain or loss that may be required to be recognized upon the transfer of an asset of the Acquired Portfolios regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•

The tax basis of each asset of the Acquired Portfolios in the hands of the Acquiring Portfolios will be the same as the tax basis of that asset in the hands of the Acquired Portfolios immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Portfolios on the transfer;

•	The holding period of each asset of the Acquired Portfolios in the hands of the Acquiring Portfolios, other than assets with respect to which gain or loss is required to be recognized, will include the period during which that asset was held by the Acquired Portfolios (except where investment activities of the Acquiring Portfolios have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Portfolios upon their receipt of the Acquired Portfolios’ assets solely in exchange for shares of the Acquiring Portfolios and the assumption of the Acquired Portfolios’ liabilities;

•	No gain or loss will be recognized by the Acquired Portfolios’ shareholders upon the exchange of their Acquired Portfolios’ shares for the Acquiring Portfolios’ shares as part of each Reorganization;

•	The aggregate tax basis of the Acquiring Portfolios’ shares received by the Acquired Portfolios’ shareholders in each Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Portfolios’ surrendered in exchange therefor;

•	Each Acquired Portfolio shareholder’s holding period for the Acquiring Portfolio shares received in each Reorganization will include the holding period of the shares of the Acquired Portfolio that were surrendered in exchange therefor, provided that the shareholder held the Acquired Portfolio shares as capital assets on the date of the exchange; and

•	Each Acquiring Portfolio will succeed to and take into account the items of the Acquired Portfolios as described in Section 381(c) of the Code.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Madison Funds, on behalf of the Acquired Portfolios, and of Goldman Sachs Trust II, on behalf of the Acquiring Portfolios.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of each Reorganization. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

Each shareholder of an Acquired Portfolio is entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of the Acquired Portfolio. A quorum is required to conduct business at the meeting. Twenty percent (20%) of the votes entitled to be cast on any particular matter shall be a quorum as to such matter; however, since the proposal must be approved by “a majority of the outstanding voting securities,” as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted votes to approve the Proposal. For this purpose, a “majority of the outstanding shares of the Acquired Portfolios” means the affirmative vote of the lesser of:

(1) 67% or more of the shares of each Acquired Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the Acquired Portfolio entitled to vote are present or represented by proxy, or

(2) more than 50% of the outstanding shares of each Acquired Portfolio.

The table below shows how shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.

Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and effectively result in a vote “against” the proposal.

Signed Proxy with Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and effectively result in a vote “against” the proposal.

If shareholders of one or more portfolios do not vote to approve the Reorganizations, none of the portfolios will be reorganized and the Acquired Portfolios will continue to engage in business as separate mutual funds.

COMPARISON OF CHARTER DOCUMENTS OF MADISON FUNDS AND GOLDMAN SACHS TRUST II

Each of Madison Funds and Goldman Sachs Trust II is organized as a Delaware statutory trust. The operations of Madison Funds are governed by Madison Fund’s Declaration of Trust and Certificate of Trust. The operations of Goldman Sachs Trust II are governed by Goldman Sachs Trust II’s Declaration of Trust and By-laws. The operations of both Madison Funds and Goldman Sachs Trust II are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. In general, the documents governing Madison Funds are similar to those documents governing Goldman Sachs Trust II. The attributes of a share of beneficial interest of Madison Funds and Goldman Sachs Trust II are also comparable. The following is a summary of certain provisions of, and principal differences between, Madison Funds and its Declaration of Trust (the “Madison Funds Charter”), on the one hand, and Goldman Sachs Trust II and its Declaration of Trust (the “Goldman Sachs Trust II Charter”), on the other.

Trustees of Madison Funds and Goldman Sachs Trust II. Subject to the provisions of the Goldman Sachs Trust II Charter, the operations of Goldman Sachs Trust II are supervised by Goldman Sachs Trust II’s Trustees and, subject to the provisions of the Madison Funds Charter, the operations of Madison Funds are supervised by the Madison Funds Trustees. The responsibilities, powers and fiduciary duties of the Goldman Sachs Trust II Trustees are substantially the same as those of the Madison Funds Trustees. The Goldman Sachs Trust II Charter permits the Board of Trustees to remove a Trustee with or without cause at any time by a written instrument signed by at least a majority of the then Trustees specifying the effective date of removal. The Madison Funds Charter permits the Board of Trustees to remove a Trustee with or without cause at any time by a written instrument signed by two-thirds of the number of Trustees in office prior to such removal, specifying the date upon which such removal shall become effective. Each charter provides that any Trustee may be removed at any meeting of shareholders by the vote of holders of shares of beneficial interest of two-thirds of the outstanding shares of the Trust at a meeting of the shareholders.

Liability and Indemnification of Madison Funds and Goldman Sachs Trust II Trustees. To protect the Trustees against certain liabilities, each charter provides that if the Trustees have exercised reasonable care and have acted under reasonable belief that their actions are in the best interests of the Trust, the Trustees shall not be responsible or liable for any action or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust; however, nothing in either charter protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In addition, each charter provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated: (1) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (2) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust.

Shareholder Liability. Under Delaware law, shareholders generally are shielded from personal liability for the Trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts. Furthermore, each charter provides that shareholders are not personally liable for the acts or obligations of a Portfolio and requires a Portfolio to indemnify shareholders against liability arising solely from a shareholder’s ownership of shares in the Portfolio.

The Delaware Act permits a shareholder to bring a derivative action on behalf of the trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust. The Goldman Sachs Trust II Charter provides that a shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) the shareholder must make a pre-suit demand upon the Trustees unless an effort to cause the Trustees to bring such an action is not likely to succeed; (b) shareholders eligible to bring such derivative action under applicable Delaware law who collectively hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (c) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees.” The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. The Madison Funds Charter provides that no action may be brought by a shareholder on behalf of the Madison Funds unless shareholders owning no less than a majority of the then outstanding shares, or series or class thereof, join in the bringing of such action.

Voting Rights of Shareholders of Madison Funds and Goldman Sachs Trust II. Neither Madison Funds nor Goldman Sachs Trust II is required to hold annual meetings of shareholders and Madison Funds and Goldman Sachs Trust II do not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of Madison Funds and Goldman Sachs Trust II will be entitled, as determined by the applicable Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of Madison Funds and Goldman Sachs Trust II will vote separately from each other. Shareholders of Madison Funds and Goldman Sachs Trust II do not have cumulative voting rights in the election of Trustees. The Goldman Sachs Trust II Charter provides that the shareholders have the power to vote only with respect to: (1) the election or removal of Trustees as and to the extent provided therein; (2) with respect to such additional matters relating to Goldman Sachs Trust II as may be required by federal law, including the 1940 Act, or any registration of Goldman Sachs Trust II with the SEC or any state; and (3) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Similarly, the Madison Funds Charter provides that the shareholders have the power to vote only with respect to: (1) the election or removal of Trustees as provided therein; (2) the approval of a contract with a third party provider of services as to which shareholder approval is required by the 1940 Act; (3) the termination or reorganization of Madison Funds to the extent and as provided therein; (4) the amendment of the Madison Funds Charter to the extent and as provided therein; and (5) any court action, proceeding or claim brought or maintained derivatively or as a class action on behalf of Madison Funds, any Series or Class thereof or the shareholders of Madison Funds.

Except when a larger vote is required by law, the Madison Funds Charter requires the presence in person or by proxy of at least 20% of the votes entitled to be cast on any particular matter, provided however, that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments, and the Goldman Sachs Trust II By-laws require representation in person or by proxy of one-third of the holders of shares entitled to vote to establish a quorum for the transaction of business at a meeting of shareholders. In addition, both the Madison Funds Charter and Goldman Sachs Trust II Charter provide that, except when a larger vote is required by law, by the respective Madison Funds Charter or Goldman Sachs Trust II Charter, or by the respective By-laws of Goldman Sachs Trust II, the holders of shares representing a majority of votes present and entitled to be cast at a shareholders’ meeting in person or by proxy on the matter shall decide that matter except that a plurality of votes cast shall elect a trustee.

Amendment of Charter Documents. Both the Madison Funds Charter and the Goldman Sachs Trust II Charter permit the Madison Funds Trustees or the Goldman Sachs Trust II Trustees, as applicable, to amend the respective charter documents without a shareholder vote. However, the Goldman Sachs Trust II Charter provides that shareholders of the Trust have the right to vote on any amendment: (1) if determined by the Trustees in their sole discretion or (2) if required by federal law, including the 1940 Act, but only to the extent so required. The Madison Funds Charter provides that shareholders of the Trust have the right to vote on any amendment that would amend the provisions of the charter regarding indemnification.

Termination of Madison Funds/Goldman Sachs Trust II and its Series or Classes. The Goldman Sachs Trust II Charter permits the termination of Goldman Sachs Trust II or any series or class at any time by the Trustees (without shareholder approval). The Madison Funds Charter provides that, subject to shareholder approval, Madison Funds or any series or class may be terminated by an instrument executed by a majority of the Trustees then in office. However, no approval of affected shareholders is necessary if a majority of the trustees then in office determines that the continuation of Madison Funds, any series, or class is not in the best interests of Madison Funds, such series, such class, or the affected shareholders as a result of factors or events adversely affecting the ability of Madison Funds, such series, or such class to conduct its business and operations in an economically viable manner.

Reorganization and Master/Feeder. The Goldman Sachs Trust II Charter authorizes the Trustees, without shareholder approval to the extent permitted by applicable law, to cause the Goldman Sachs Trust II, or any series thereof, to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law). In addition, the Trustees, without shareholder approval, may cause Goldman Sachs Trust II or any series that is organized in the master/feeder fund structure to withdraw or redeem its property from the master fund and cause Goldman Sachs Trust II or such series to invest its property directly in securities and other financial instruments or in another master fund. The Madison Funds Charter provides that the Trust may consolidate or merge with one or more other trusts, partnerships, associations or corporations organized under the laws of the State of Delaware or any other state of the United States. The Madison Funds Charter authorizes Trustees to consolidate or merge the Trust without shareholder approval unless, (1) such vote is required by applicable law, or (2) such merger or consolidation would result in an amendment to the Madison Funds Charter.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

Fundamental Policies

Each Portfolio has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of an Acquired Portfolio represented at the meeting, if at least 50% of all outstanding shares of the Acquired Portfolio are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Acquired Portfolio entitled to vote at the meeting. The following table lists the fundamental investment restrictions for the Acquired Portfolios and the Acquiring Portfolios. For a more complete discussion of each Portfolio’s other investment policies and fundamental and non-fundamental investment restrictions, please see the SAI.

	The Acquired Portfolios	The Acquiring Portfolios
Borrowing	A Fund may not borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the fund’s aggregate borrowings from any source do not exceed 33 1⁄3% of the fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a fund’s aggregate borrowings later exceed 33 1⁄3% of the fund’s total assets, the fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A fund may make additional investments while it has borrowings outstanding. A fund may make other borrowings to the extent permitted by applicable law.

A Portfolio may not borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Underwriting	A Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting.	A Portfolio may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

	The Acquired Portfolios	The Acquiring Portfolios
Real Estate	A Fund may not purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities.	A Portfolio may not purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities.

Commodities	A Fund may not invest in commodities or commodity contracts, except that the fund may invest in currency, and financial instruments and contracts that are commodities or commodity contracts.	A Portfolio may not invest in physical commodities, except that the Portfolio may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

Loans	A Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.	A Portfolio may not make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Portfolio’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Portfolio to the extent permitted by law.

	The Acquired Portfolios	The Acquiring Portfolios
Diversification	A Fund may not, with respect to 75% of the fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund’s total assets taken at market value to be invested in the securities of such issuer or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

No fundamental investment restriction; however, as 1940 Act diversified funds, each Portfolio must invest at least 75% of its total assets so that: (i) no more than 5% of its total assets is invested in the securities of any issuer, and (ii) it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 25% of its total assets, there is no limit on the amount of assets a Portfolio may invest in the securities of a single issuer. These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.

Changing a Portfolio from a diversified fund to a non-diversified fund would also require the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Portfolio.

Concentration

A Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); provided that each Fund may invest more than 25% of its assets in any one underlying affiliated fund.

Madison looks through to the assets held by affiliated underlying funds for purposes of the industry concentration limit, and for unaffiliated underlying funds, Madison applies the test the same way based on what Madison knows about the underlying fund.

A Portfolio may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). For the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries.

GSAM looks through to the assets held by affiliated Underlying Funds for purposes of the industry concentration limit, and for unaffiliated Underlying Funds, GSAM applies the test the same way based on what GSAM knows about the Underlying Fund.

Senior Securities	A Fund may not issue senior securities to the extent such issuance would violate applicable law.	A Portfolio may not issue senior securities to the extent such issuance would violate applicable law.

	The Acquired Portfolios	The Acquiring Portfolios
Investment Objective	The investment objective of each Fund is a fundamental policy that cannot be changed without the approval of a majority of the fund’s outstanding voting securities	A Portfolio’s investment objective is not a fundamental investment restriction, and therefore, can be changed without shareholder vote.

Non-Fundamental Policies

	The Acquired Portfolios	The Acquiring Portfolios
Illiquid Securities	A Fund may not purchase any security which is not readily marketable if more than 15% of the net assets of the fund taken at market value, would be invested in such securities.	No stated investment restriction; however pursuant to relevant SEC guidance, a Portfolio may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Portfolio values the investment.

Short Sales of Securities	A Fund may not sell securities short or maintain a short position, except for short sales against the box.	No stated investment restriction, although the Portfolios do not have any current intentions to engage in such transactions.

Notwithstanding any other fundamental investment restriction or policy, each Acquiring Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Acquiring Portfolio. Greater than 25% of an Acquiring Portfolio’s total assets may be indirectly exposed to a particular industry through its investment in one or more Underlying Funds.

The Underlying Funds in which the Acquiring Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing an Acquiring Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.

BUYING, SELLING AND EXCHANGING SHARES OF THE PORTFOLIOS

The following is a comparison of how shareholders may buy, sell and exchange shares of the Acquired Portfolios and the Acquiring Portfolios and how each Portfolio determines its net asset value.

	The Acquired Portfolios	The Acquiring Portfolios
Buying Shares	Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper. In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment.	You may purchase shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

	The Acquired Portfolios	The Acquiring Portfolios
Minimum Initial and Subsequent Investments

For Class R6 shares purchased through participating retirement plans, purchase minimums are set by the plan’s administrator or record keeper.

Corporations and other institutions, such as trusts, endowments and foundations may buy shares of a Fund with a minimum investment of $500,000. The minimum to add to an account is $50,000.

There is no minimum for initial purchases of Class R6 Shares. There is no minimum subsequent investment for Class R6 shareholders.

Exchanging Shares	Within an account, you may exchange shares of one fund for shares of the same class of another fund subject to the minimum investment requirements of the fund purchased, without paying any additional sales charge.	You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Portfolio for shares of another Goldman Sachs Fund.

Selling Shares

You may generally redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request, by contacting your financial professional. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day’s net asset value.

In certain circumstances, to protect you and the funds, you will need to make your request to sell shares in writing, which may require sending additional documents.

You may redeem (sell) shares of the Portfolio on any business day through Authorized Institutions.

Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with a Portfolio. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). A Portfolio will generally redeem its Shares upon request on any business day the Portfolio is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC.

	The Acquired Portfolios	The Acquiring Portfolios

The Portfolio may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Redemption Fee	None.	None.

Net Asset Value

The NAV for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of the Fund by the number of shares outstanding of that Fund. Transaction requests received after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time), will be processed using the next day’s NAV. The NAV per share for the Fund is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Because the assets of the Fund consist primarily of shares of the underlying funds, the NAV of the Fund is determined based on the NAVs of the underlying funds.

Because the Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that Madison will need to “fair” value any of the investments of the Fund. However, an underlying fund may need to “fair” value one or more of its investments, which may, in turn, require the Fund to do the same because of delays in obtaining the underlying fund’s NAV. The following fair valuation policy is followed by Madison with respect to the funds that it advises. It is anticipated that unaffiliated underlying

The price you pay when you buy shares is the Portfolio’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Portfolio receives your order in proper form. The price you receive when you sell shares is the Portfolio’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Portfolio receives your order in proper form. Each class calculates its NAV as follows:

NAV = (Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Portfolios’ investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, if the Portfolios’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Portfolios’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Portfolios’

The Acquired Portfolios	The Acquiring Portfolios

funds will have a fair valuation policy that is similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, Madison may value the security or investment using procedures approved by the Board of Trustees of the Madison Funds Trust that are designed to establish its “fair” value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.

Madison relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service. Nonetheless, Madison separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Investments in other open-end registered investment companies, such as the Underlying Funds, excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

•    NAV per share of each share class is generally calculated by the Portfolios’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close.

•    Goldman Sachs Trust II reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•    Goldman Sachs Trust II reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Portfolio’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

The Acquired Portfolios	The Acquiring Portfolios

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by Madison under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) Madison, had it used a different methodology to value the security. The Madison Funds Trust cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

To the extent the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Goldman Sachs Trust II may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

Foreign securities may trade in their local markets on days a Portfolio is closed. As a result, if a Portfolio holds an Underlying Fund that holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Portfolio shares.

Each Portfolio relies on various sources to calculate its NAV. Therefore, each Portfolio is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Portfolio’s NAV and/or the inability to calculate NAV over extended time periods. The Portfolios may be unable to recover any losses associated with such failures.

ADDITIONAL INFORMATION ON THE INVESTMENT PRACTICES, SECURITIES AND RISKS OF THE PORTFOLIOS AND UNDERLYING FUNDS

As noted above, the Portfolios have identical investment objectives, principal investment strategies intended to be identical, with differences only existing in the language of the disclosure based on the different approaches to such disclosure taken by Madison and GSAM, and substantially similar policies and related risks. This section provides further information on certain types of securities and investment techniques that may be used by each Portfolio (or an Underlying Fund), including their associated risks.

Additional Information on Investment Strategies

An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the Acquiring Portfolios’ SAI, which is available upon request. References to the “Portfolio” in this section refer to the Acquiring Portfolios.

U.S. Government Securities. The Underlying Funds may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. The Underlying Funds may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes an Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Underlying Funds may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed Securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage-Backed or asset-backed Securities may expose an Underlying Fund to the risk of earning a lower rate of return upon reinvestment of principal.

Certain Underlying Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Underlying Fund if they have the required rating from an NRSRO. Mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately, and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,”i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Portfolios to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed and Receivables-Backed Securities. Certain Underlying Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligation. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even where there is no default or threat of default due to the market’s perception of the creditworthiness of the issuer and market conditions impacting asset-backed securities more generally.

Corporate Debt Obligations; Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Duration. The duration of an Underlying Fund approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, an Underlying Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and an Underlying Fund’s average maturity may lengthen beyond the investment adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The investment adviser of an Underlying Fund may use futures contracts, options on futures contracts and swaps to manage the Underlying Fund’s target duration. An Underlying Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the duration of an Underlying Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of an Underlying Fund.

The investment adviser of an Underlying Fund may use derivative instruments, among other things, to manage the duration of the Underlying Fund’s investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of an Underlying Fund. An Underlying Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from an Underlying Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by an Underlying Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from an Underlying Fund’s investment adviser’s expectations may produce significant losses in the Underlying Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, an Underlying Fund’s investment adviser’s use of derivatives may not be effective in fulfilling the Underlying Fund’s investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Financial futures contracts used by an Underlying Fund may include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by an Underlying Fund, including information on the risks presented by these instruments and other purposes for which they may be used by an Underlying Fund.

Loan-Related Investments. The Underlying Funds may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. An Underlying Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When an Underlying Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where an Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, an Underlying Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Underlying Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Underlying Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. . Investors in loans, such as an Underlying Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund’s redemption obligations for a period after the sale of the loans, and, as a result, an Underlying Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in an Underlying Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Underlying Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Underlying Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Underlying Fund. Second lien loans typically have adjustable floating rate interest payments.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Underlying Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Underlying Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, an Underlying Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects an Underlying Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Underlying Fund may not benefit from increasing interest rates for a significant amount of time.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

An Underlying Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between an Underlying Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Underlying Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Certain Underlying Funds are not required to post cash collateral with its non-U.S. counterparties in certain foreign currency transactions. Accordingly, an Underlying Fund may remain more fully invested (and more of the Underlying Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with U.S. counterparties). Because an Underlying Fund’s non-U.S. counterparties are not required to post cash collateral with the Underlying Fund, the Portfolio will be subject to additional counterparty risk.

As an investment company registered with the SEC, an Underlying Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in forward contracts. In the case of forward contracts that are not required to cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the forward contracts while the positions are open. With respect to forward contracts that are required to cash settle, however, an Underlying Fund is permitted to identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the forward contracts, if any, rather than their full notional amount. Each Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion. By identifying assets equal to only its net obligations under cash-settled forward contracts, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the forward contracts.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual issuer developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, an Underlying Fund’s ability to achieve its investment objectives may depend to a greater extent on the investment adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause an Underlying Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Portfolio Turnover Rate Risk. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolios and their shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Preferred Stock, Warrants and Stock Purchase Rights. Certain Underlying Funds may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REITs. Certain Underlying Funds may invest in REITs from time to time. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. An investment in REITs by an Underlying Fund involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds and the Portfolios may invest in securities of other investment companies, including ETFs subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of their total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. An Underlying Fund or a Portfolio may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help an Underlying Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and an Underlying Fund or a Portfolio could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, an Underlying Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

An Underlying Fund or a Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses borne by the Underlying Fund or a Portfolio. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Certain Underlying Funds may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees whether or not the obligation of the seller to repurchase the securities from the Underlying Fund is collateralized fully. The collateral may consist of any type of security (government or corporate) of any or no credit rating. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Underlying Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements, in amounts not exceeding one-third of its total assets (including the amount borrowed or received). Investments in reverse repurchase agreements are not subject to this percentage limitation if they are “covered” in accordance with the 1940 Act. An Underlying Fund generally may not make additional investments if borrowings exceed 5% of its net assets.

Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Underlying Fund to borrow for investment (leveraging) purposes.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund. An Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Asset Segregation. As investment companies registered with the SEC, the Underlying Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, an Underlying Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, an Underlying Fund may identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Each Underlying Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, an Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to identify assets equal to the full notional amount of the instrument.

Additional Information on Investment Risks

General Portfolio Risks

The Underlying Funds that invest primarily in equity investments will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In recent years, stock markets have experienced substantial price volatility.

The Underlying Funds that invest primarily in fixed income securities will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that the issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of an Underlying Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair an Underlying Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and an Underlying Fund’s investments.

To the extent an Underlying Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Underlying Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Underlying Fund invests therein.

Certain of the Underlying Funds may invest in non-investment grade fixed income securities (commonly referred to as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Portfolios and/or Underlying Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Other Portfolio Risks

Risks of Investing in Small- and Mid-Capitalization Companies and REITs. Certain Underlying Funds may invest in small- and mid-capitalization companies and REITs. Investments in small- and mid-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small- and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small- and mid-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small- and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small- and mid-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI, which is available upon request.

Certain Underlying Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, an Underlying Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, an Underlying Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by an Underlying Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Underlying Fund’s credit rating requirements.

A security satisfies an Underlying Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB- or Baa3). If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Debt securities rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Underlying Fund’s investment adviser to be of comparable credit quality) are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

Certain Underlying Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly known as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Foreign Investments. Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect an Underlying Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject a fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Custody Risk. An Underlying Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Sovereign Debt. Investment in sovereign debt obligations by an Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraint to which a sovereign debtor may be subject.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the Underlying Fund’s investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Underlying Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. The Underlying Funds’ investment advisers anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries may not be covered by those techniques.

Risks of Derivative Investments. The Underlying Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an investment adviser for these purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Underlying Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, an investment adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the investment adviser may choose not to hedge portfolio risks. Investing for nonhedging purposes presents greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Derivatives Regulatory Risk. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact an Underlying Fund’s ability to invest in derivatives and other instruments and adversely affect such Underlying Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of an Underlying Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect an Underlying Fund’s ability to achieve its investment result.

Risks of Illiquid Securities. The Portfolios and the Underlying Funds may invest up to 15% of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Portfolios and the Underlying Funds value the investment. Illiquid securities in which some or all of the Underlying Funds may invest include:

•	Both domestic and foreign securities that are not readily marketable

•	Certain municipal leases and participation interests

•	Certain stripped mortgage-backed securities

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain structured securities and swap transactions

•	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by an Underlying Fund, particularly debt securities and over-the-counter traded instruments that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more securities in a Portfolio’s or an Underlying Fund’s portfolio become illiquid, the Portfolio or Underlying Fund may exceed its 15% limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15% of a Portfolio’s or an Underlying Fund’s net assets, the Portfolio or an Underlying Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Portfolio or Underlying Fund to liquidate any portfolio instrument where the Portfolio or an Underlying Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Portfolio or an Underlying Fund’s portfolio instruments is available, the portfolio securities will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Temporary Investment Risks. Each Portfolio and each Underlying Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest a certain percentage of its total assets in:

•	U.S. Government Securities Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)

•	Certificates of deposit Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

•	ETFs

•	Other investment companies

•	Cash items

When a Portfolio’s or an Underlying Fund’s assets are invested in such instruments, the Portfolio or Underlying Fund may not be achieving its investment objective.

ADDITIONAL INFORMATION ABOUT THE GOLDMAN SACHS TARGET DATE PORTFOLIOS

References to the “Portfolio” in this section refer to the Acquiring Portfolios.

Investment Adviser

GSAM has been registered as an investment adviser with the SEC since 1990 and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2016, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.11 trillion.

Pursuant to its Management Agreement with the Portfolios, the Investment Adviser, directly or through a sub-adviser, is responsible for overseeing the Portfolios’ investment program.

The Investment Adviser also performs the following additional services for the Portfolios (to the extent not performed by others pursuant to agreements with the Portfolios):

•	Supervises non-advisory operations of the Portfolios

•	Provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolios

•	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

•	Maintains the Portfolios’ records

•	Provides office space and necessary office equipment and services

•	Supervises the Sub-Adviser of the Portfolios

Investment Sub-Adviser

Madison Asset Management, LLC, a Wisconsin Limited Liability Company, registered with the SEC as an investment adviser since 2004 (“Madison”), with offices at 550 Science Drive, Madison, WI 53711, serves as the Sub-Adviser to the Portfolios and provides the day-to-day advice regarding the Portfolios’ portfolio transactions. Madison makes the investment decisions for the Portfolios and places purchase and sale orders for the Portfolios’ portfolio transactions in U.S. and foreign markets. Madison Investment Holdings, Inc. (“MIH”), Madison’s parent company, is a registered investment adviser founded in 1974. As of December 31, 2015, the Madison organization including its affiliated investment advisory firms managed approximately $15 billion in assets.

Distributor and Transfer Agent

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Acquiring Portfolio’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Acquiring Portfolios’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.02% of average daily net assets with respect to Class R6 Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Acquiring Portfolios. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

Administrator

State Street Bank and Trust serves as administrator of the Acquiring Portfolios pursuant to an administration agreement with Goldman Sachs Trust II (the “Administration Agreement”) pursuant to which State Street Bank and Trust provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the Securities and Exchange Commission; (iii) certain compliance testing services; and (iv) such other services for Goldman Sachs Trust II as may be mutually agreed upon between Goldman Sachs Trust II and State Street Bank and Trust. For its services under the Administration Agreement, the Administrator receives such fees as are agreed upon from time to time between the parties. In addition, the Administrator is reimbursed by the Acquiring Portfolios for reasonable out-of-pocket expenses incurred in connection with the Administration Agreement.

Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Portfolio or limit a Portfolio’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Portfolios may directly and indirectly invest. Thus, it is likely that the Portfolios will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Portfolios. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and Goldman Sachs would still receive significant compensation from the Portfolios even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolios. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of a Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolios may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser takes a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Portfolios. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolios. A Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Portfolios, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolios or who engage in transactions with or for the Portfolios. For more information about conflicts of interest, see the SAI.

Transaction between GSAM and Madison

Prior to the commencement of the operations of the Acquiring Portfolios, the Investment Adviser entered into an agreement with the Sub-Adviser to purchase from the Sub-Adviser certain assets and intellectual property associated with the management of the Acquired Portfolios. Specifically, pursuant to an Asset Purchase Agreement dated May 24, 2016, for cash consideration, the Sub-Adviser agreed to sell to the Investment Adviser, among other things, the rights to the glidepath model owned and used by the Sub-Adviser in managing target date funds, including all related data and analytics associated with the glidepath model, as well as the Sub-Adviser’s agreement to certain covenants, including non-competition and non-solicitation covenants. The asset purchase transaction is expected to close concurrently with, and is contingent upon, closing of the Reorganizations. As part of this agreement, the Investment Adviser agreed to make a payment to the Sub-Adviser in the event that the Sub-Advisory Agreement was terminated, for reasons other than cause, as a sub-adviser to the Acquiring Portfolios prior to three years from the commencement of operations of the Acquiring Portfolios. This agreement presents a conflict of interest in the Investment Adviser’s review of the Sub-Adviser’s performance under the Sub-Advisory Agreement. The Investment Adviser, however, believes this conflict is mitigated by its fiduciary duty with respect to the Acquiring Portfolios and the oversight of the sub-advisory arrangements by the Board of Trustees. Moreover, Goldman Sachs Trust II is not a party to the agreement between the Investment Adviser and the Sub-Adviser and that agreement does not restrict the Board of Trustees, or the shareholders of the Acquiring Portfolios, from terminating the Sub-Advisory Agreement at any time without penalty upon 60 days’ notice.

Dividends

Each Portfolio pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

•	Cash

•	Additional shares of the same class of the same Portfolio

•	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Portfolio. Distributions from net investment income and from net capital gains, if any, are declared and paid annually. If cash distributions are elected with respect to each Portfolio’s annual distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Portfolio’s annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

From time to time, a portion of a Portfolio’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Portfolio’s net investment income for the period calculated in accordance with generally accepted accounting principles (GAAP).

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section describes the Class R6 Shares that the Portfolios will make available after each Reorganization is effected and how shareholders may buy and sell Portfolio shares. It also describes the Portfolio’s policies and procedures on excessive trading practices. After each Reorganization is effected, the Portfolios also will offer other classes of shares that are not discussed in this Proxy Statement/Prospectus.

How to Buy Shares

Shares Offering

Shares of each Portfolio are continuously offered through the Distributor. Certain Authorized Institutions designated by each Portfolio may be authorized to accept, on behalf of the Portfolio, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Portfolio, may designate other financial intermediaries to accept such orders.

The Portfolios and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of the Portfolio?

You may purchase shares of the Portfolios through certain Authorized Institutions. In order to make an initial investment in a Portfolio you must furnish to your Authorized Institution the information in the account application.

Class R6 Shares are not sold directly to the public. Instead, Class R6 Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class R6 Shares through a plan level or omnibus account. Class R6 Shares of the Goldman Sachs Target Date Portfolios may also be sold to the Ultra Series Madison Target Retirement 2020 Fund, Ultra Series Madison Target Retirement 2030 Fund, Ultra Series Madison Target Retirement 2040 Fund, and Ultra Series Madison Target Retirement 2050 Fund. Class R6 Shares of the Goldman Sachs Target Date Portfolios may also be sold to other Ultra Series Fund target date funds that may be launched from time to time. Class R6 Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs. Class R6 Shares may be purchased or redeemed only through plan administrators or recordkeepers that provide administration and/or recordkeeping to Employee Benefit Plans (or through clearing firms acting on behalf of such plan administrators or recordkeepers) where there is an agreement with Goldman Sachs covering the purchase and redemption of Class R6 Shares.

Employee Benefit Plans generally may open an account and purchase Class R6 Shares through Authorized Institutions, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Class R6 Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

What Is My Minimum Investment In The Portfolio?

No minimum amount is required for initial purchases or additional investments in Class R6 Shares.

What Should I Know When I Purchase Shares Through An Authorized Institution?

If shares of the Portfolio are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Portfolio and its Transfer Agent. Since the Portfolio will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, Goldman Sachs Trust II reserves the right to redeem your shares. Goldman Sachs Trust II will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

•	Personal and account maintenance services

•	Provide facilities to answer inquiries and respond to correspondence

•	Act as liaison between the Authorized Institution’s customers and Goldman Sachs Trust II

•	Assist customers in completing application forms, selecting dividend and other options, and similar services

•	Shareholder administration services

•	Act, directly or through an agent, as the sole shareholder of record

•	Maintain account records for customers

•	Process orders to purchase, redeem and exchange shares for customers

•	Process payments for customers

Certain Authorized Institutions may be authorized to accept, on behalf of Goldman Sachs Trust II, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by Goldman Sachs Trust II, to designate other financial intermediaries to accept such orders. In these cases:

•	A Portfolio will be deemed to have received an order for purchase, redemption or exchange of Portfolio shares when the order is accepted in proper form by the Transfer Agent or an Authorized Institution on a business day, and the order will be priced at the Portfolio’s current NAV per share (adjusted for any applicable sales charge) next determined after such acceptance. For shareholders that place trades directly with the Portfolio’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Authorized Institutions of the Portfolio may have different requirements regarding what constitutes proper form for trade instructions. Please contact the Authorized Institution for more information.

•	Authorized Institutions are responsible for transmitting accepted orders to the Portfolio within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for Goldman Sachs Trust II. Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates do not make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Portfolio and other Goldman Sachs Funds on behalf of Class R6 Shares. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend the Portfolio based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?

Goldman Sachs Trust II reserves the right to:

•	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

•	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, Goldman Sachs Trust II may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Portfolio.

•	Close a Portfolio to new investors from time to time and reopen any such Portfolio whenever it is deemed appropriate by the Portfolio’s Investment Adviser.

•	Provide for, modify or waive the minimum investment requirements.

•	Modify the manner in which shares are offered.

•	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Portfolios are only registered for sale in the United States and certain of its territories. Generally, shares of a Portfolio will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act.

The Portfolio may allow you to purchase shares with securities instead of cash if consistent with the Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

Notwithstanding the foregoing, Goldman Sachs Trust II and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Goldman Sachs Trust II and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Portfolio) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program. Federal law requires the Portfolio to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Portfolio. Applications without the required information may not be accepted by the Portfolio. Throughout the life of your account, the Portfolio may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Portfolio reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolio; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolio is unable to verify an investor’s identity or obtain all required information. The Portfolio and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How To Sell Shares

How Can I Sell Shares Of The Portfolios?

Generally, shares may be sold (redeemed) only through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the

Authorized Institution will, in turn, place redemption orders with a Portfolio. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). A Portfolio will generally redeem its Shares upon request on any business day the Portfolio is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Portfolio as described under “How to Buy Shares—Shares Offering.” The Portfolio may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee may be required if:

•	You would like the redemption proceeds sent to an address that is not your address of record; or

•	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by Goldman Sachs Trust II. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

Goldman Sachs Trust II, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that Goldman Sachs Trust II accepts unauthorized telephone redemption requests that Goldman Sachs Trust II reasonably believes to be genuine. Goldman Sachs Trust II may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by Goldman Sachs Trust II to confirm that such instructions are genuine. If reasonable procedures are not employed, Goldman Sachs Trust II may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

•	Telephone requests are recorded.

•	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

•	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

•	The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your Shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.

•	The telephone redemption option may be modified or terminated at any time without prior notice.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

•	Redemption proceeds will normally be paid in federal funds, between one and three business days following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.

•	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the 1940 Act if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the Portfolio’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.

•	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

•	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.

•	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.

•	None of Goldman Sachs Trust II, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

•	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

Goldman Sachs Trust II reserves the right to:

•	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Portfolio is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.

•	Redeem your shares if your account balance is below the required Portfolio minimum. The Portfolio will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Portfolio will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Portfolio in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

•	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of Goldman Sachs Trust II.

•	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

•	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Portfolio investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Portfolio at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

•	Charge an additional fee in the event a redemption is made via wire transfer.

None of Goldman Sachs Trust II, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of the Portfolio and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Fund.

You may reinvest redemption proceeds as follows:

•	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

•	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Portfolio for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

•	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.

•	Currently, the Portfolios do not impose any charge for exchanges, although the Portfolio may impose a charge in the future.

•	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.

•	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to the shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired, and will not be affected by a subsequent exchange.

•	Eligible investors may exchange certain classes of shares for another class of shares of the same Portfolio. For further information, contact your Authorized Institution.

•	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of Goldman Sachs Trust II. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.

•	Exchanges are available only in states where exchanges may be legally made.

•	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.

•	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

•	Normally, a telephone exchange will be made only to an identically registered account.

•	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.

•	Exchanges into a Portfolio from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

Exchanges into a Portfolio from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

Shareholder Services

Can My Distributions From The Portfolios Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

•	Shares will be purchased at NAV.

•	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

•	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

•	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

What Types of Reports Will I Be Sent Regarding My Investment?

Authorized Institutions are responsible for providing any communication from the Portfolios to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and monthly account statement. If your account is held through your Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

Distribution Services and Fees

What Are The Different Distribution And/Or Service Fees Paid By Each Portfolio’s Shares?

Goldman Sachs Trust II has not adopted distribution and service plans under which Class R6 Shares bear distribution and/or service fees paid to Goldman Sachs.

Restrictions on Excessive Trading Practices

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, Goldman Sachs Trust II discourages frequent purchases and redemptions of Portfolio shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Portfolio. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by longer-term shareholders. Goldman Sachs Trust II and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Goldman Sachs Trust II and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to Goldman Sachs Trust II and its shareholders (or Goldman Sachs), Goldman Sachs Trust II (or Goldman Sachs) will exercise this right if, in Goldman Sachs Trust II’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of Goldman Sachs Trust II (or Goldman Sachs), has been or may be disruptive to the Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm Goldman Sachs Trust II or its shareholders or would subordinate the interests of Goldman Sachs Trust II or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses under “What Do I Need To Know About The Redemption Fee?” As a further deterrent to excessive trading, many foreign equity securities held by Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of Goldman Sachs Trust II, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Portfolio is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Portfolio followed or preceded by a redemption or exchange out of the same Portfolio. If a Portfolio detects that a shareholder has completed two or more round trip transactions in a single Portfolio within a rolling 90-day period, the Portfolio may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Portfolio may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Portfolio detects other trading activity that is deemed to be disruptive to the management of the Portfolio or otherwise harmful to the Portfolio. For purposes of these transaction surveillance procedures, the Portfolio may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Portfolio pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Portfolio that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by Authorized Institutions, such as broker-dealers, investment advisers and insurance companies. In addition, Portfolio shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide a Portfolio with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by a Portfolio on a regular basis. A number of these Authorized Institutions may not have the capability or may not be willing to apply a Portfolio’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Authorized Institutions may charge a Portfolio a fee for providing certain shareholder financial information requested as part of the Portfolio’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that a Portfolio and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, Goldman Sachs Trust II may prohibit additional purchases of Portfolio shares by an Authorized Institution or by certain customers of the Authorized Institution. Authorized Institutions may also monitor their customers’ trading activities in a Portfolio. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by a Portfolio. If an Authorized Institution fails to cooperate in the implementation or enforcement of Goldman Sachs Trust II’s excessive trading policies, Goldman Sachs Trust II may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in a Portfolio will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Portfolio. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

Distributions

The Portfolios contemplate declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from a Portfolio are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Portfolio shares.

Net capital loss carryforwards of a Portfolio may be applied against its realized capital gains in each succeeding year, until they have been reduced to zero. In the event that a Portfolio were to experience an ownership change as defined under the Code, the Portfolio’s loss carryforwards and other favorable tax attributes of the Portfolio, if any, may be subject to limitation.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Portfolio distributions to non-corporate shareholders attributable to dividends received by the Portfolio from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend). The amount of the Portfolio’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Portfolio’s high portfolio turnover rate. To the extent a Portfolio’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.” In addition, distributions that are derived from securities lending income, such as substitute dividend payments, will not constitute “qualified dividend income.”

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends, taxable annuity payments, capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A Portfolio’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Portfolio’s use of derivatives may result in the Portfolio realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of a Portfolio’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Portfolio’s high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

A Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Portfolio may deduct these taxes in computing its taxable income. In addition, tax conventions between certain foreign countries and the United States may reduce or eliminate such taxes. Investors in a Portfolio more than 50% by value of the assets of which at the close of a taxable year are foreign securities, or if at least 50% of the value of a Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Portfolio, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Portfolio. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the investor and the Portfolio must meet these holding period requirements, and if a Portfolio fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Portfolio. Further, to the extent that a Portfolio engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. If a Portfolio satisfies the applicable requirements, such Portfolio will be eligible to file an election with the IRS pursuant to which investors in the Portfolio will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. An investor that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Portfolio’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

Sales and Exchanges

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Other Information

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, the Portfolios must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolios to do so. This backup withholding is not an additional tax. Any amount withheld under these rules generally may be allowed as a refund or a credit against an investor’s federal income tax liability, provided that the required information is timely forwarded to the IRS.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Portfolios Shares. Ordinary income dividends paid to investors who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a regulated investment company from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to investors who are nonresident aliens or foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax.

The Portfolios are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Portfolio to enable the Portfolio to determine whether withholding is required.

The Portfolios are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also their cost basis. Cost basis will be calculated using a Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

If an investor recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual investor or $10 million or more for a corporate investor in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct investors of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

You should carefully review the cost basis information provided by the Portfolios and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Section 15(f) Safe Harbor

Madison and GSAM have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). In connection with the Reorganizations scheduled to occur on August 22, 2016, the Madison Funds Trustees were advised that Madison and GSAM were not aware of any circumstances relating to the Reorganizations that might result in the imposition of such an “unfair burden” on the Acquired Portfolios as a result of the transaction between GSAM and Madison. Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Goldman Sachs Trust II Board of Trustees will satisfy this condition at the time of the Reorganizations and, barring unforeseen departures or other circumstances outside of their control, expect to continue to satisfy this condition during the three-year period thereafter.

FINANCIAL HIGHLIGHTS

No financial highlights are provided for the Acquiring Portfolios because the Acquiring Portfolios are newly organized and have not yet offered shares. For financial statement purposes, each Acquired Portfolio will be the accounting survivor of each Reorganization. As the accounting survivor, each Acquired Portfolio’s operating history will be used for the Acquiring Portfolio’s financial reporting purposes after the consummation of each Reorganization.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Acquired Portfolios, by personnel of the Acquired Portfolios’ transfer agent, by personnel of GSAM or Goldman Sachs, or by broker-dealer firms. The costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with each Reorganization will be borne by GSAM or Madison.

Revoking Proxies

Each shareholder of the Acquired Portfolio signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Acquired Portfolio’s transfer agent, Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169,

•	By returning a duly executed proxy with a later date before the time of the meeting, or

•	By attending the meeting and voting in person.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

Only shareholders of record on June 3, 2016 (the “record date”) are entitled to notice of and to vote at the meeting. As of the record date, the following shares of the Acquired Portfolios were outstanding:

the Acquired Portfolios	Shares Outstanding (as of June 3, 2016)
Madison Target Retirement 2020 Fund	5,692,188.6060
Madison Target Retirement 2030 Fund	8,128,719.1820
Madison Target Retirement 2040 Fund	5,358,673.8040
Madison Target Retirement 2050 Fund	2,302,666.9520

Other Business

The Acquired Portfolios’ Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the meeting, a quorum of shareholders of the Acquired Portfolios is not present, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned without further notice. If the meeting is postponed, the applicable Acquired Portfolio will give notice of the postponed meeting to its shareholders.

Shareholders’ Proposals

The Acquired Portfolios are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the Acquired Portfolios at 550 Science Drive, Madison, WI 53711 within a reasonable time before the meeting.

Appraisal Rights

If the Reorganizations of the Acquired Portfolios are approved at the meeting, shareholders of each Acquired Portfolio will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders of the Acquired Portfolios, however, have the right to redeem their Acquired Portfolio shares until the Closing Date of the Reorganizations.

OWNERSHIP OF SHARES OF THE ACQUIRED PORTFOLIOS

To the knowledge of the Acquired Portfolios, as of June 3, 2016, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquired Portfolios:

Madison Target Retirement 2020 Fund

Record Holder	Share Class	Number of Shares	Percent of Class
Ultra Series Madison Target Retirement 2020 Fund	Class R6	5,231,030.538	91.9%
Charles Schwab & Co Inc.[1]	Class R6	448,037.528	7.87%

Madison Target Retirement 2030 Fund

Record Holder	Share Class	Number of Shares	Percent of Class
Ultra Series Madison Target Retirement 2030 Fund	Class R6	7,871,814.82	96.84%

Madison Target Retirement 2040 Fund

Record Holder	Share Class	Number of Shares	Percent of Class
Ultra Series Madison Target Retirement 2040 Fund	Class R6	5,294,684.424	98.81%

Madison Target Retirement 2050 Fund

Record Holder	Share Class	Number of Shares	Percent of Class
Ultra Series Madison Target Retirement 2050 Fund	Class R6	2,268,782.985	98.53%

[1]	Represents ownership of record rather than beneficial ownership.

The Acquiring Portfolios had not commenced operations as of July 13, 2016, and the Registrant does not know of any persons who own of record or beneficially 5% or more of any class of the Acquiring Portfolios’ shares as of that date. Goldman Sachs Group, Inc., a Delaware corporation whose principal office is located at 200 West Street, New York, New York 10282, has provided an initial investment in the Acquiring Portfolios. For so long as Goldman Sachs Group, Inc. has a greater than 25% interest in the Acquiring Portfolios, Goldman Sachs Group, Inc. may be deemed be a “control person” of the Acquiring Portfolios for purposes of the 1940 Act.

As of January 31, 2016, the Madison Fund’s trustees and officers, as a group, owned less than one percent of the outstanding voting securities of each Acquired Portfolio.

EXPERTS

The financial highlights and financial statements of the Acquired Portfolios for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of the Acquired Portfolios for its most recent fiscal year end have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about a Portfolio from your investment firm or

With respect to the Acquired Portfolios:

by writing to:	at 550 Science Drive
Madison, WI 53711
by calling:	1-888-826-2520

The Acquired Portfolio’s statement of additional information and shareholder reports are available free of charge at: www.madisonfunds.com.

With respect to the Acquiring Portfolios:

by writing to:	Goldman Sachs Funds
P.O. Box 06050
Chicago, IL 60606-6306
by calling:	1-800-621-2550

Following the completion of the Reorganizations, the Acquiring Portfolios’ statement of additional information and (when available) shareholder reports will be available free of charge at: www.gsamfunds.com.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Acquiring Portfolio’s investments. An annual report discusses market conditions and investment strategies that significantly affected an Acquiring Portfolio’s performance during its last fiscal year.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed onscreen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [            ], 2016, by and among Goldman Sachs Trust II, a Delaware statutory trust (the “Goldman Sachs Trust”), with its principal place of business at 200 West Street, New York, New York 10282, on behalf of the following of its separate series: Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio and Goldman Sachs Target Date 2050 Portfolio (each, an “Acquiring Fund”), and Madison Funds, a Delaware statutory trust (the “Madison Trust”), with its principal place of business at 550 Science Drive, Madison, Wisconsin 53711, on behalf of the following of its separate series: Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund (each, an “Acquired Fund”). Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership, joins this agreement solely for purposes of paragraphs 1.6, 5.1, 9.2, 14, 16.4, 16.5 and 16.6. Madison Asset Management, LLC (“MAM”), a Wisconsin limited liability company, joins this Agreement solely for purposes of paragraphs 1.6, 5.1, 5.4, 9.2, 14, 16.4, 16.5 and 16.6.

WHEREAS, each Acquired Fund and each Acquiring Fund is a series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Acquiring Fund is an existing series of the Goldman Sachs Trust, but has had no assets and has carried on no investment activities prior to the date first shown above;

WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the corresponding Acquired Fund with its classes of shares of beneficial interest (no par value) (“Acquired Fund Shares”):

Acquiring Fund, each a series of Goldman Sachs Trust II	Corresponding Acquired Fund, each a series of Madison Funds

Goldman Sachs Target Date 2020 Portfolio	Madison Target Retirement 2020 Fund
Class R6	Class R6

Goldman Sachs Target Date 2030 Portfolio	Madison Target Retirement 2030 Fund
Class R6	Class R6

Goldman Sachs Target Date 2040 Portfolio	Madison Target Retirement 2040 Fund
Class R6	Class R6

Goldman Sachs Target Date 2050 Portfolio	Madison Target Retirement 2050 Fund
Class R6	Class R6

WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the relevant class of the Acquired Fund;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, each reorganization and liquidation contemplated hereby will consist of (1) the sale, assignment, transfer and delivery of all of the property and assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares as described herein, (2) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees, including a majority of the Trustees who are not interested persons, of the Goldman Sachs Trust has determined, with respect to each Acquiring Fund, that the sale, assignment, transfer and delivery of all of the property and assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders, if any, of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees, including a majority of the Trustees who are not interested persons, of the Madison Trust has determined that the sale, assignment, transfer and delivery of all of the property and assets of each Acquired Fund for Acquiring Fund Shares and the assumption of the stated liabilities of each Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF STATED ACQUIRED FUND LIABILITIES BY THE CORRESPONDING ACQUIRING FUND AND THE LIQUIDATION OF EACH ACQUIRED FUND

1.1. Subject to the requisite approval of each Acquired Fund’s shareholders (“Acquired Fund Shareholders”) and the other terms and conditions herein set forth, including without limitation paragraph 15.1, and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and each Acquiring Fund agrees in exchange therefor:

(i)	to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing: (A) the aggregate value of the Acquired Fund’s Assets, net of the Liabilities (each as defined in paragraph 1.2), computed in the manner set forth in paragraph 2.1, by (B) the net asset value of one share of the Acquiring Fund computed in the manner set forth in paragraph 2.1, in each case as of the time and date set forth in paragraph 2.1; and

(ii)	to assume the Liabilities of the Acquired Fund, as set forth in paragraph 1.2.

Transactions described in paragraph 1.1(i) and (ii) shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2. The property and assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Acquired Fund, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.1, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 6.3 (collectively, with respect to each Acquired Fund separately, “Assets”). The Assets of each Acquired Fund shall be delivered to each corresponding Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever and there shall be no restrictions on the full transfer thereof. Each Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the corresponding Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Acquired Fund separately, “Liabilities”). Each Acquiring Fund shall assume only those Liabilities of the corresponding Acquired Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund. Each Acquired Fund will use its best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in paragraph 2.1) to the extent permissible and consistent with its own investment objectives and policies. If prior to the Closing Date, the Goldman Sachs Trust identifies a Liability that the Goldman Sachs Trust and the Madison Trust, on behalf of an Acquired Fund, mutually agree should not be assumed by the Goldman Sachs Trust, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Goldman Sachs Trust and the Madison Trust at the Closing (the “Excluded Liabilities”). Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Goldman Sachs Trust on behalf of an Acquiring Fund, on the condition that the Goldman Sachs Trust and the relevant Acquiring Fund be indemnified in writing to their reasonable satisfaction by MAM or its affiliates against any and all losses, claims, damages or liability to which the Goldman Sachs Trust and the Acquiring Fund may become subject as a result of assuming such Liability.

1.3. Immediately following the action contemplated by paragraph 1.1, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) as soon as reasonably practicable thereafter, completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the applicable Acquiring Fund to open accounts on the share records of the applicable Acquiring Fund in the names of the Acquired Fund Shareholders. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Valuation Date. All issued and outstanding Acquired Fund Shares will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquired Funds will be dissolved in accordance with the laws of Delaware as soon as practicable following the Closing Date.

1.4. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3.

1.5. Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund. Each Acquired Fund shall file such regulatory reports, tax returns, or other documents on a timely basis.

1.6. At least fifteen business days prior to the Valuation Date, MAM, on behalf of each Acquired Fund, will provide GSAM with a schedule of the Assets held by such Acquired Fund. At least ten business days prior to the Valuation Date, GSAM, on behalf of each Acquiring Fund will advise MAM of any investments of the corresponding Acquired Fund shown on the Acquired Fund’s schedule of Assets which such Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to such Acquiring Fund in connection with facilitating the orderly transition of such Acquired Fund’s Assets. Under such circumstances, to the extent practicable, an Acquired Fund will, if requested by an Acquiring

Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of such investments prior to the Valuation Date. In addition, if it is determined that the portfolios of an Acquired Fund and the corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, to the extent practicable, the Acquired Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Acquired Fund, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Valuation Date. Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of any Assets, if, in the reasonable judgment of the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

1.7. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Acquired Fund as a result of, or in connection with, the Reorganization.

1.8. Immediately after the Closing Date, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. The value of the Assets of each Acquired Fund shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the business day immediately preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to each Acquiring Fund and the valuation procedures established by the Goldman Sachs Trust’s Board of Trustees (such procedures, the “Goldman Sachs Trust Valuation Procedures”). Each Acquired Fund shall deliver a copy of its valuation report to each Acquiring Fund by [7 p.m. (Eastern time] on the Valuation Date.

2.2. The Madison Trust and the Goldman Sachs Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of an Acquired Fund and those determined in accordance with the Goldman Sachs Trust Valuation Procedures.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date for each Reorganization shall, subject to paragraph 15.1, be such date as an authorized officer of each of the parties may agree, subject to the satisfaction or waiver of the conditions in this Agreement and which date shall in no event be later than December 31, 2016. All acts taking place at the closing of the transactions provided for in this

Agreement (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of immediately before the opening of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP at 787 Seventh Avenue, New York, New York 10019-6099 or at such other place as an authorized officer of each of the parties may agree. To the extent any Acquired Fund’s Assets are for any reason not transferred on the Closing Date, subject to paragraph 15.1, such Acquired Fund shall cause such Acquired Fund’s Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. The Madison Trust, on behalf of each Acquired Fund, shall notify the Goldman Sachs Trust of any portfolio security held by such Acquired Fund in other than book-entry form at least five business days prior to the Closing Date.

3.2. The Madison Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (“Custodian”), to deliver to the Goldman Sachs Trust, on behalf of each Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, or such other certification as shall be agreed by the Goldman Sachs Trust and the Madison Trust. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the applicable Acquiring Fund’s custodian. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the applicable Acquiring Fund’s custodian the Assets of each Acquired Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository or other permitted counterparties, in accordance with Rule 17f-4, Rule 17f-5, Rule 17f-6 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of same day federal funds on the Closing Date.

3.3. The Madison Trust shall cause its transfer agent (the “Transfer Agent”) to deliver to the Goldman Sachs Trust, on behalf of each Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. The Goldman Sachs Trust shall deliver to the Secretary of the Madison Trust, on behalf of the corresponding Acquired Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the applicable Acquiring Fund pursuant to paragraph 1.1, (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the applicable Acquiring Fund pursuant to paragraph 1.4 and (c) the information set out in clause (a) and (b) was provided by the Goldman Sachs Trust’s transfer agent. At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of the Goldman Sachs Trust or an appropriate officer of the Madison Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been fully disclosed to the applicable corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Madison Trust and acknowledged in writing by an officer of the Goldman Sachs Trust, the Madison Trust, on behalf of each Acquired Fund, severally and not jointly, represents and warrants to the Goldman Sachs Trust as follows:

(a) Each Acquired Fund is duly organized as a series of the Madison Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Madison Trust’s Declaration of Trust to own all of its Assets and to carry on its business as it is currently conducted. Each Acquired Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund. Each Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as currently conducted and to carry out the transactions contemplated by this Agreement;

(b) The Madison Trust is duly registered with the Commission as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect with respect to each Acquired Fund, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Madison Trust, threatened. All issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by any Acquired Fund of the transactions contemplated by this Agreement;

(d) Each Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) and current shareholder reports (true and correct copies of which have been delivered to the Goldman Sachs Trust) and each prospectus, statement of additional information and shareholder report of each Acquired Fund used during the three years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Acquired Fund currently complies in all material respects with, and for the five year period ending on the date of this Agreement, has complied in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. Each Acquired Fund currently complies in all material respects with, and for the five year period ending on the date of this Agreement, has complied in all material respects with, all of its investment objectives, policies, guidelines and restrictions and compliance procedures. All advertising and sales material used by each Acquired Fund during the five year period ending on the date of this Agreement complied, at the time such material was used, with applicable law and the rules and regulations of the Financial Industry Regulatory Authority and did not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Valuation Date, each Acquired Fund will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens, encumbrances, hypothecations and claims whatsoever, and upon delivery and payment for such Assets, the Goldman Sachs Trust, on behalf of each Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act;

(f) Each Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of the Madison Trust’s Declaration of Trust or By-Laws, the laws of its jurisdiction of organization, or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the Madison Trust, on behalf of each Acquired Fund, is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Madison Trust, on behalf of each Acquired Fund, is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by any Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which an Acquired Fund is a party, or by which the Acquired Fund is bound;

(h) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Madison Trust’s knowledge, threatened against the Madison Trust, with respect to any Acquired Fund or any of the Acquired Funds’ properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Madison Trust, on behalf of each Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquired Fund’s business or its ability to consummate the transactions herein contemplated. Neither the Madison Trust nor any of the Acquired Funds is in violation of, or has violated, nor, to the knowledge of the Madison Trust, is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any applicable law or regulation. None of the Acquired Funds (A) has outstanding any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person; (B) has since December 31, 2015, entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, except as otherwise contemplated by this Agreement; (C) has incurred any indebtedness, other than in the ordinary course of business consistent with past practice; (D) has entered into any amendment of its organizational documents; (E) has outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable; or (F) has entered into any agreement or made any commitment to do any of the foregoing;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each Acquired Fund as of October 31, 2015 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the applicable Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of an Acquired Fund has been disclosed or is required to be disclosed in an Acquired Fund’s reports on Form N-CSR and, to the knowledge of the Madison Trust, no such disclosure will be required following the Closing Date;

(j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each Acquired Fund at April 30, 2016 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Goldman Sachs Trust) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

(k) Since April 30, 2016, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business consistent with past practice, or any incurrence by the Acquired Fund of indebtedness maturing more than 60 days from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l) For each taxable year of its operation ending prior to or on the Closing Date, each Acquired Fund will have declared a dividend or dividends prior to or as of the Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (determined without regard to the deduction for dividends paid) and all of its net capital gains, if any;

(m) Each Acquired Fund is a separate series of the Madison Trust. For each period for which the Madison Trust had more than one series, the Acquired Fund was a separate series of the Madison Trust treated as a separate corporation from each other series of the Madison Trust under Section 851(g) of the Code;

(n) For each taxable year of its existence, each Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date, expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year (or portion thereof), each Acquired Fund has been eligible to compute its federal income tax under Section 852 of the Code. Each Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. Each Acquired Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. Each Acquired Fund does not and will not have any tax liability under Section 4982 of the Code for any period ending on or before the Closing Date. Each Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquired Fund. All dividends paid by each Acquired Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code;

(o) Within the times and in the manner prescribed by law, each Acquired Fund has properly filed on a timely basis all federal and other tax returns (including dividend reporting forms and other tax-related reports) that it was required to file, and all such tax returns were complete and accurate in all material respects. No Acquired Fund has been informed in writing by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any tax return that was not filed and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(p) Each Acquired Fund has timely paid, in the manner prescribed by law, all taxes that were due and payable or that were claimed to be due;

(q) No Acquired Fund has waived or extended any applicable statute of limitations relating to the assessment or collection of taxes;

(r) No Acquired Fund has been notified in writing that any examinations of the tax returns of the Acquired Fund are currently in progress or threatened, and, to the knowledge of each Acquired Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against an Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of each Acquired Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to taxes existing or known to each Acquired Fund to be threatened or pending with respect to the Assets of the Acquired Fund;

(s) No Acquired Fund has actual or potential liability for any tax obligation of any taxpayer other than itself. No Acquired Fund is currently or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. No Acquired Fund is a party to any tax allocation, sharing, or indemnification agreement;

(t) The unpaid taxes of each Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for taxes (excluding accruals and reserves for deferred taxes established to reflect timing differences between book and tax income) set forth on the Statement of Assets and Liabilities rather than in any notes thereto. All taxes that each Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(u) Each Acquired Fund has delivered to the respective Acquiring Fund or made available to such Acquiring Fund complete and accurate copies of all tax returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. Each Acquired Fund has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code;

(v) No Acquired Fund has undergone, has agreed to undergo, or is required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. No Acquired Fund (including the respective Acquiring Fund as its successor) will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

(w) There are (and as of immediately following the Closing there will be) no liens on the assets of any Acquired Fund relating to or attributable to taxes, except for taxes not yet due and payable;

(x) The tax bases of the assets of each Acquired Fund are accurately reflected on the Acquired Fund’s tax books and records;

(y) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the applicable Acquired Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. All of the issued and outstanding Acquired Fund Shares will, on the Valuation Date and at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the applicable Acquired Fund, as provided in paragraph 3.3. Each Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(z) The Madison Trust, on behalf of each Acquired Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of the Madison Trust, on behalf of each Acquired Fund, and no other action or proceedings by the Acquiring Funds are necessary to authorize such execution, delivery and performance of this Agreement, and the transactions contemplated herein, other than the approval of the Acquired Fund Shareholders. This Agreement constitutes a valid and binding obligation of each Acquired Fund, enforceable against each Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(aa) The information relating to each Acquired Fund furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(bb) As of the date of this Agreement, each Acquired Fund has provided the Goldman Sachs Trust with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of each Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Goldman Sachs Trust (as the same may be amended or supplemented, the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, such information provided by any Acquired Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(cc) There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement. No Acquired Fund has any material contracts, agreements or other similar commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Liabilities;

(dd) There have been no miscalculations of the net asset value of an Acquired Fund or the net asset value per share of any class of shares of an Acquired Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice which, individually or in the aggregate, would have a material adverse effect on such Acquired Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act;

(ee) The minute books and other similar records of the Madison Trust have been made available to the Goldman Sachs Trust prior to the execution of this Agreement and contain a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board of Trustees and any committees of the Board of Trustees. The stock transfer ledgers and other similar records of an Acquired Fund have been made available to the Goldman Sachs Trust prior to the execution of this Agreement and accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Acquired Fund. All other books and records of an Acquired Fund have been made available to the Goldman Sachs Trust, and are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund;

(ff) The Madison Trust and each Acquired Fund have maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects;

(gg) The Madison Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquired Funds;

(hh) The Madison Trust and each Acquired Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(ii) The Madison Trust and each Acquired Fund have maintained each material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of its business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Madison Trust, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(jj) No Acquired Fund has any unamortized or unpaid organizational fees or expenses;

(kk) The Madison Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement;

(ll) Each Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in each Acquired Fund’s prospectus;

(mm) The officers of the Madison Trust, on behalf of each Acquired Fund, will call a special meeting of shareholders of each Acquired Fund to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled at such date that the parties may agree to in writing and will comply with all applicable laws and regulations; and

(nn) Neither any Acquired Fund nor any “affiliated person” (as defined in the 1940 Act) thereof is ineligible to serve as an employee, officer, director, member of an advisory board, investment adviser, depositor or principal underwriter of any investment company registered under the 1940 Act by reason of any conviction of a felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, or by reason of any order, judgment or decree of any court of competent jurisdiction, described in Section 9(a)(2) of the 1940 Act, and is not subject to any order issued by the Commission under Section 9(b) of the 1940 Act. No affiliated person of any Acquired Fund has been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended, or any rule thereunder, or for disqualification as an investment adviser, employee, officer, director of an investment company under Section 9 of the 1940 Act.

4.2. Except as has been fully disclosed to the applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Goldman Sachs Trust and acknowledged in writing by an officer of the Madison Trust, the Goldman Sachs Trust, on behalf of each Acquiring Fund, severally and not jointly, represents and warrants to the Madison Trust as follows:

(a) Each Acquiring Fund is duly organized as a series of the Goldman Sachs Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware. Each Acquiring Fund is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. Each Acquiring Fund has all necessary federal, state and local authorizations to carry out this Agreement;

(b) The Goldman Sachs Trust is duly registered with the Commission as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of each class of Acquiring Fund Shares under the 1933 Act is in full effect with respect to each Acquiring Fund and will be in full force and effect with respect to each Acquiring Fund as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Goldman Sachs Trust, threatened;

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by any Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by any Acquiring Fund of the transactions contemplated by this Agreement;

(d) Each Acquiring Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time and in effect, the “Acquiring Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) On the Valuation Date and the Closing Date, each Acquiring Fund will have good and marketable title to its assets, if any, free and clear of any liens, encumbrances, hypothecations and claims whatsoever, except those liens or encumbrances as to which the Acquiring Fund has received notice and documentation prior to the Closing Date;

(f) Each Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in a violation of the Goldman Sachs Trust’s Agreement and Declaration of Trust or By-Laws, the laws of its jurisdiction of organization or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking to which the Goldman Sachs Trust, on behalf of each Acquiring Fund, is a party or by which it is bound;

(g) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Goldman Sachs Trust, on behalf of each Acquiring Fund, is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by any Acquiring Fund result in the acceleration of any obligation, give rise to the right of termination or result in the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which an Acquiring Fund is a party, or by which the Acquiring Fund is bound;

(h) No litigation or administrative proceeding or investigation of or before any court, governmental body or regulatory agency is presently pending or, to the Goldman Sachs Trust’s knowledge, threatened against the Goldman Sachs Trust, with respect to any Acquiring Fund or any of the Acquiring Funds’ properties or assets, that, if adversely determined, would materially and adversely affect any Acquiring Fund’s financial condition or the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Goldman Sachs Trust, on behalf of each Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency which materially and adversely affects any Acquiring Fund’s ability to consummate the transactions herein contemplated;

(i) Each Acquiring Fund has not yet commenced operations. Each Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, each Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(j) Each Acquiring Fund’s shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Goldman Sachs Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws. Each Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there any outstanding security convertible into any of the Acquiring Fund Shares;

(k) The Goldman Sachs Trust, on behalf of each Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of the Goldman Sachs Trust, on behalf of each Acquiring Fund, and no other action or proceedings by the Acquiring Funds are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable against each Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference (insofar as it relates to the Goldman Sachs Trust and any Acquiring Fund) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(m) There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus or in the Registration Statement;

(n) The Goldman Sachs Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Funds;

(o) The Goldman Sachs Trust and each Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(p) The copy of the Goldman Sachs Trust Valuation Procedures that the Goldman Sachs Trust has provided to the Madison Trust is an accurate and complete statement of such Procedures as of the date that such copy was so provided; and

(p) Each Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, each Acquiring Fund does not have any tax attributes immediately before the transaction other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of an Acquiring Fund. Each Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the corresponding Acquired Fund will own all of the Acquiring Fund’s outstanding shares. Each Acquiring Fund may issue nominal Acquiring Fund Shares to GSAM (or an affiliate thereof) for purposes of certain organizational matters only.

5.	COVENANTS OF THE PARTIES.

5.1. Each Acquired Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Closing Date, it being understood that, with respect to each Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares and regular and customary periodic dividends and distributions. Each Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, GSAM may request in writing that MAM use commercially reasonable efforts, subject to MAM’s fiduciary duty, to limit or cease portfolio trading on behalf of an Acquired Fund for a period of up to three days prior to the Valuation Date. MAM agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the applicable Acquired Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. Each Acquired Fund will call a meeting of the Acquired Fund Shareholders to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby. In the event that any Acquired Fund receives insufficient votes from shareholders, the meeting may be adjourned as permitted under the Madison Trust’s Declaration of Trust, Bylaws, applicable law and the Acquired Fund’s Prospectus/Proxy Statement in order to permit further solicitation of proxies.

5.3. In connection with the Acquired Fund Shareholders’ meetings referred to in paragraph 5.2, the Goldman Sachs Trust, with the assistance of each Acquired Fund, will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, in which the Goldman Sachs Trust will file for registration under the 1933 Act the Acquiring Fund Shares to be distributed to Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of such Registration Statement and Prospectus/Proxy Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. Each Acquired Fund agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Prospectus/Proxy Statement contained in the Registration Statement or other documents as are necessary, which each comply in all material respects with the applicable provisions of section 14(a) of the 1934 Act and section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

5.4. The Madison Trust, each of the Acquired Funds, the Goldman Sachs Trust and each of the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under such acts to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, each Acquired Fund and MAM will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of Acquired Fund Shares and will assist the Acquiring Funds and GSAM in obtaining copies of any books and records of the Acquired Funds from their service providers reasonably requested by the Goldman Sachs Trust or GSAM. In addition, the Goldman Sachs Trust and the Madison Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position. Upon reasonable notice, the Acquired Funds shall make available to the Acquiring Funds’ officers and agents, acting on behalf of the Acquiring Funds, all books and records of the Acquired Funds.

5.5. Each Acquired Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Acquired Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Acquired Fund are being correctly determined in accordance with the terms of this Agreement. The Acquired Fund will deliver at the Closing (1) a statement of Assets and Liabilities of the Acquired Fund as of the Valuation Date and (2) a list of the Acquired Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, certified by the Treasurer or Assistant Treasurer of the Acquired Fund.

5.6. The Madison Trust, on behalf of each Acquired Fund, agrees that the liquidation of each Acquired Fund will be effected in the manner provided in the Madison Trust’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

5.7. It is the intention of the parties that the transaction contemplated by this Agreement will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. As promptly as practicable, each Acquired Fund shall furnish to the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of section 381 of the Code.

5.8. Prior to the valuation of the Assets as of the Valuation Date, each Acquired Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the shareholders of each Acquired Fund sufficient amounts of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus sufficient amounts of the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and sufficient amounts of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward) to satisfy the distribution requirements imposed by Section 852(a) of the Code for each of its taxable years.

5.9. Each Acquiring Fund and each Acquired Fund will use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to consummate and make effective in the most expeditious manner practicable the transactions contemplated by this Agreement. The Madison Trust and the Goldman Sachs Trust shall each use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.10. The Madison Trust and the Goldman Sachs Trust will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as may be necessary, proper or advisable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) each Acquiring Fund’s title to and possession of all the Assets.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of the Goldman Sachs Trust and each Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Madison Trust and the applicable Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Madison Trust and each Acquired Fund shall have delivered to the applicable Acquiring Fund a certificate executed on their behalf by the Madison Trust’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Goldman Sachs Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Madison Trust and each Acquired Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Madison Trust and each Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Madison Trust, on behalf of each Acquired Fund, shall have furnished to the Goldman Sachs Trust a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of investments with their respective tax costs, all as of the Valuation Date, certified by the Madison Trust’s Chief Financial Officer, Treasurer or Assistant Treasurer. This information will present fairly the financial condition and Assets of each Acquired Fund as of the Valuation Date in conformity with GAAP applied on a consistent basis, and there will be no material contingent liabilities of any Acquired Fund not disclosed in such information.

6.3 Prior to the Closing Date each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) for its taxable year ended October 31, 2015, and for any prior years, and all of the Acquired Fund’s net capital gain recognized in its taxable year ended October 31, 2015, and for any prior years (after reduction for any capital loss carryovers).

6.4. Prior to the Closing Date each Acquired Fund shall have distributed an amount to its stockholders of at least the sum of ninety-eight percent of its ordinary income for the calendar year ended on December 31, 2015 and for any prior years, and ninety-eight and two-tenths percent of the Acquired Fund’s capital gain net income for the one-year period ending on October 31 of the calendar year ended on December 31, 2015 plus any shortfalls from prior years.

6.5. Each Acquiring Fund shall have received a favorable opinion of Godfrey & Kahn, S.C., counsel to the Madison Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Godfrey & Kahn, S.C. appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquiring Fund, to the following effect:

(a) The Madison Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to own all of its properties and assets and to carry on its business as an open-end investment company as described in the Registration Statement, and each Acquired Fund is a series thereof duly constituted in accordance with the Declaration of Trust and Bylaws of the Madison Trust.

(b) This Agreement has been duly authorized, executed and delivered by the Madison Trust, on behalf of each Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Goldman Sachs Trust, on behalf of each Acquiring Fund, is a valid and binding obligation of the Madison Trust and each Acquired Fund enforceable against the Madison Trust and each Acquired Fund in accordance with its terms.

(c) Each Acquired Fund has the power to sell, assign, transfer and deliver the Assets and the Liabilities to be transferred by it hereunder.

(d) The execution and delivery of this Agreement by the Madison Trust on behalf of each Acquired Fund did not, and the performance by the Madison Trust and each Acquired Fund of their obligations hereunder will not, (i) violate the Madison Trust’s Declaration of Trust or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws (excluding, however, antifraud and other provisions with respect to disclosures of material information) or (iii) violate any provision of any agreement disclosed in or filed with the Acquired Fund Prospectus or Acquired Fund’s Registration Statement on Form N-1A to which the Madison Trust or any Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Madison Trust or any Acquired Fund is a party or by which it or its property is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by the Madison Trust or any Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(f) The Madison Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Madison Trust or any Acquired Fund in any pending litigation in which the Madison Trust or any Acquired Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

6.6. The Madison Trust shall have duly executed and delivered to the Goldman Sachs Trust, on behalf of each Acquired Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to each Acquired Fund’s custodian and instructions to the Goldman Sachs Trust’s transfer agent as the Goldman Sachs Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by such Acquired Fund all of the right, title and interest of such Acquired Fund in and to the respective Assets of each Acquired Fund. In each case the Assets of each Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

6.7. The Goldman Sachs Trust shall have received at the Closing: (i) a certificate of an authorized signatory of State Street Bank and Trust Company, as custodian for the Madison Trust, stating that the Assets of each Acquired Fund have been delivered to the Goldman Sachs Trust; (ii) a certificate of an authorized signatory from the applicable custodian for the Acquiring Funds, stating that the Assets of each Acquired Fund have been received; (iii) a certificate of an authorized signatory of the Madison Trust confirming that each Acquired Fund has delivered its records containing the names and addresses of the record holders of each Acquired Fund’s shares and the number and percentage (to four decimal places) of ownership of each Acquired Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by each Acquired Fund to the corresponding Acquiring Fund; and (v) the tax books and records of each Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

6.8. The Goldman Sachs Trust, on behalf of each Acquiring Fund, shall have received from Deloitte & Touche LLP a letter addressed to the Goldman Sachs Trust, on behalf of the applicable Acquiring Fund, dated as of the effective date of the Registration Statement in form and substance satisfactory to the Goldman Sachs Trust, on behalf of the applicable Acquiring Fund, to the effect that:

(a) they are independent public accountants with respect to the applicable Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

(b) in their opinion, the financial statements and financial highlights of the applicable Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

6.9. The Goldman Sachs Trust, on behalf of each Acquiring Fund, and the Madison Trust, on behalf of each Acquired Fund, shall have received from Deloitte & Touche LLP a letter addressed to both parties and dated as of the effective date of the Registration Statement in form and substance satisfactory to each party, to the effect that: on the basis of limited procedures agreed upon by the Goldman Sachs Trust, on behalf of each Acquiring Fund, and the Madison Trust, on behalf of each Acquired Fund, and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the Registration Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

6.10. The Goldman Sachs Trust, on behalf of each Acquiring Fund, shall have received from PricewaterhouseCoopers LLP a letter addressed to the Goldman Sachs Trust, on behalf of each Acquiring Fund, and dated as of the Closing Date stating that, as of a date no more than three business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 6.9.

6.11. The Madison Trust’s agreements, on behalf of each Acquired Fund, with each of its service providers shall have terminated on or prior to the Closing Date with respect to each Acquired Fund in compliance with their termination provisions without being subject to a contractual penalty, and the Goldman Sachs Trust shall have received assurances from the Madison Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

6.12. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that any Acquired Fund is currently contractually obligated to pay for services provided to the Acquired Fund from those described in the Registration Statement.

6.13. In aggregate, the Acquired Funds shall not have experienced net outflows of more than fifty percent (50%) of the Acquired Funds’ aggregate net assets in the period beginning on May 24, 2016 and ending on the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of the Madison Trust and each Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Goldman Sachs Trust and the applicable Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Goldman Sachs Trust and each Acquiring Fund shall have delivered to the applicable Acquired Fund a certificate executed on their behalf by the Goldman Sachs Trust’s President or any Vice President and its Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Goldman Sachs Trust and each Acquiring Fund made in this Agreement are true and correct at and as of the date hereof and at and as of the Closing Date (except for such representations and warranties required to be true and correct as of another date, which representation and warranty shall be true and correct as of such other date), except as they may be affected by the transactions contemplated by this Agreement, and that the Goldman Sachs Trust and each Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2. The Goldman Sachs Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the Madison Trust, on behalf of the applicable Acquired Fund, an Assumption of Liabilities dated as of the Closing Date pursuant to which each Acquiring Fund will assume all of the Liabilities of the applicable Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3 Each Acquired Fund shall have received a favorable opinion of Dechert LLP, counsel to the Goldman Sachs Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the applicable Acquired Fund, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware, to the following effect:

(a) The Goldman Sachs Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as an open-end investment company as described in the Registration Statement, and each Acquiring Fund is a separate series thereof duly constituted in accordance with the Agreement and Declaration of Trust and the Bylaws of the Goldman Sachs Trust and applicable law.

(b) This Agreement has been duly authorized, executed and delivered by the Goldman Sachs Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Madison Trust, on behalf of each Acquired Fund, is the valid and binding obligation of the Goldman Sachs Trust and each Acquiring Fund enforceable against the Goldman Sachs Trust and each Acquiring Fund in accordance with its terms.

(c) Each Acquiring Fund has the power to assume the Liabilities to be transferred to it hereunder.

(d) The execution and delivery of this Agreement by the Goldman Sachs Trust on behalf of each Acquiring Fund did not, and the performance by the Goldman Sachs Trust and each Acquiring Fund of their obligations hereunder will not, (i) violate the Goldman Sachs Trust’s Agreement and Declaration of Trust or Bylaws, (ii) violate any provisions of applicable U.S. federal securities laws (excluding, however, antifraud and other provisions with respect to disclosures of material information) or (iii) violate any provision of any agreement disclosed in or filed with the Acquiring Fund Prospectus or Acquiring Fund’s Registration Statement on Form N-1A to which the Goldman Sachs Trust or any Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which the Goldman Sachs Trust or any Acquiring Fund is a party or by which it or its property is bound.

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by the Goldman Sachs Trust or any Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(f) The Goldman Sachs Trust is registered with the Commission as an open-end management investment company under the 1940 Act.

In addition, such counsel will confirm whether, as of the Closing Date, it is representing the Goldman Sachs Trust or any Acquiring Fund in any pending litigation in which the Goldman Sachs Trust or any Acquiring Fund is a named defendant that challenges the validity or the enforceability of the Agreement.

7.4. The Goldman Sachs Trust shall have duly executed and delivered to the Madison Trust, on behalf of each Acquiring Fund, such instrument of assumptions of liabilities and other instruments as an Acquired Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of each Acquired Fund by the Acquiring Fund into which it is being reorganized.

7.5. The Madison Trust shall have received from the Transfer Agent a certificate stating that it has received from the Goldman Sachs Trust the number of full and fractional Acquiring Fund Shares of each relevant class equal in value to the value of each corresponding class of the corresponding Acquired Fund as of the time and date set forth in paragraph 3.

7.6. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that any Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of the Goldman Sachs Trust, the Madison Trust, each Acquired Fund and each Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1. This Agreement shall have been approved by a majority of the outstanding shares of each Acquired Fund in the manner required by the Madison Trust’s Declaration of Trust, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2. The Agreement, the transactions contemplated herein and the filing of the Registration Statement shall have been approved by the Board of Trustees of the Goldman Sachs Trust and the Agreement, the transactions contemplated herein and the filing of the Prospectus/Proxy Statement shall have been approved by the Board of Trustees of the Madison Trust, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Goldman Sachs Trust and each Acquiring Fund, or the Madison Trust and each Acquired Fund, to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of each Acquiring Fund or each Acquired Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. As of the Closing Date, there shall be no pending litigation brought by any person against the Madison Trust, the Goldman Sachs Trust, any Acquired Fund or Acquiring Fund or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7. Each Acquired Fund and each applicable Acquiring Fund shall have received a favorable opinion of Willkie Farr & Gallagher LLP dated on the Closing Date satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a) The acquisition by each Acquiring Fund of the assets of the applicable Acquired Fund in exchange for such Acquiring Fund’s assumption of the Liabilities of that Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by that Acquired Fund of such Acquiring Fund Shares to the shareholders of such Acquired Fund in exchange for their shares of such Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and such Acquired Fund and Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by any Acquired Fund (i) upon the transfer of its assets to the applicable Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by each Acquiring Fund of the Liabilities of the applicable Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by each Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof, except for any gain or loss that may be required to be recognized solely as a result of gain recognized on the transfer of certain assets of an Acquired Fund.

(c) Under Section 1032 of the Code, no gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the applicable Acquired Fund in exchange for the assumption of the Liabilities of such Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d) Under Section 362(b) of the Code, the tax basis of the assets of each Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer increased by the amount of gain or decreased by the amount of loss, if any, recognized by the applicable Acquired Fund upon the transfer.

(e) Under Section 1223(2) of the Code, the holding periods of the assets of each Acquired Fund in the hands of the applicable Acquiring Fund will include the periods during which such assets were held by such Acquired Fund (except to the extent that the investment activities of the applicable Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to such Acquiring Fund).

(f) Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h) Under Section 1223(1) of the Code, an Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i) Each Acquiring Fund will succeed to and take into account the items of the applicable Acquired Fund described in Section 381(c) of the Code.

The parties acknowledge that the opinion will be based on certain factual certifications made by officers of the Madison Trust and the Goldman Sachs Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. With respect to each Acquired Fund individually, the Reorganization of such Acquired Fund into its corresponding Acquiring Fund and the material attributes of such Acquiring Fund, including, but not limited to, its investment advisory agreement, each of its investment sub-advisory agreements, Rule 12b-1 Plans, shareholder service plans, sales charges, share classes, redemption fees, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be in substantially the form as described in the Prospectus/Proxy Statement.

8.9. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraph 8.1 and paragraph 8.7) may be jointly waived by the Board of Trustees of the Madison Trust and the Board of Trustees of the Goldman Sachs Trust, if, in the judgment of the Board of Trustees of the Madison Trust, such waiver will not have a material adverse effect on the interests of the Acquired Fund Shareholders and, if, in the judgment of the Board of Trustees of the Goldman Sachs Trust, such waiver will not have a material adverse effect on the interests of the shareholders, if any, of each Acquiring Fund.

8.10. All of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement between MAM and GSAM, dated May 24, 2016 (the “Asset Purchase Agreement”), shall be satisfied or waived, and the closing of the transactions contemplated by the Asset Purchase Agreement shall be consummated concurrently with the Closing.

9.	BROKERAGE FEES AND EXPENSES

9.1. The Goldman Sachs Trust, on behalf of each Acquiring Fund, and the Madison Trust, on behalf of each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Madison Trust and its Acquired Funds and the Goldman Sachs Trust and its Acquiring Funds will not bear any costs arising in connection with the transactions contemplated by this Agreement. The responsibility for payment of all of the costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be borne by GSAM, MAM, or their respective affiliates. The costs arising in connection with the transactions contemplated by this Agreement shall include, but not be limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards of Trustees of the Madison Trust and the Goldman Sachs Trust, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain matters, the preparation of this Agreement, fees of the Commission, state corporate fees and any fees of any state securities commission, transfer agency fees, auditing fees associated with each Acquiring Fund’s financial statements, costs and expenses associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Prospectus/Proxy Statement and Registration Statement, printing and distributing the Prospectus/Proxy Statement and Registration Statement, solicitation fees, brokerage commissions incurred in connection with paragraph 1.6, all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable federal and state stock transfer stamps, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code pursuant to applicable guidance including, but not limited to, IRS Revenue Ruling 73-54.

10.	ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1. The Goldman Sachs Trust and the Madison Trust agree that neither party has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Goldman Sachs Trust or the Board of Trustees of the Madison Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Madison Trust (i) following a breach by the Goldman Sachs Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Goldman Sachs Trust shall have been given a period of 10 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Madison Trust is not then in material breach of the terms of this Agreement, and, provided further, that no cure period shall be required for a breach which is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Goldman Sachs Trust or an Acquiring Fund;

(c) by the Goldman Sachs Trust (i) following a breach by the Madison Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Madison Trust shall have been given a period of 10 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Goldman Sachs Trust is not then in material breach of the terms of this Agreement, and, provided further, that no cure period shall be required for a breach which is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Madison Trust or an Acquired Fund;

(d) by either the Goldman Sachs Trust or the Madison Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or

(e) by either the Goldman Sachs Trust or the Madison Trust if the Closing shall not have been consummated by December 31, 2016, provided the right to terminate this Agreement under this paragraph 11(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

If a party terminates this Agreement in accordance with this Section 11, other than a termination under (b), (c), (d) or (e) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b), (c), (d) or (e) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1, paragraph 8.7 and paragraph 15.1) may be waived by either the Madison Trust or the Goldman Sachs Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the Madison Trust and the Goldman Sachs Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by the Acquired Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval; provided further that paragraph 15.1 shall not be amended without the prior consent of GSAM and MAM.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

To the Goldman Sachs Trust:

Goldman Sachs Trust II

200 West Street

New York, New York 10282

Attention: Rachel Schnoll

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 11598

Attention: Patrick J. Spinola, Jr., Esq.

To the Madison Trust:

Madison Funds

550 Science Drive

Madison, Wisconsin 53711

Attention: Chief Legal Officer

With a copy (which shall not constitute notice) to:

Godfrey & Kahn S.C.

One East Main Street,

Suite 500

P.O. Box 2719

Madison, WI 53701-2719

Attention: Pamela M. Krill, Esq.

To GSAM:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Attention: Rachel Schnoll

With a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 11598

Attention: Patrick J. Spinola, Jr., Esq.

Laura L. Delanoy, Esq.

To MAM:

Madison Asset Management, LLC

550 Science Drive

Madison, Wisconsin 53711

Attention: Chief Legal Officer

With a copy (which shall not constitute notice) to:

Godfrey & Kahn S.C.

One East Main Street,

Suite 500

P.O. Box 2719

Madison, WI 53701-2719

Attention: Pamela M. Krill, Esq.

14.	PUBLICITY/CONFIDENTIALITY

14.1. Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing (which writing may include e-mail), provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

14.2. Confidentiality. (a) The Madison Trust, the Goldman Sachs Trust, MAM and GSAM (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Madison Trust, the Goldman Sachs Trust, MAM and GSAM agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

15.	CONTINGENCY OF EACH REORGANIZATION ON CONSUMMATION OF OTHER REORGANIZATIONS

15.1. For purposes of this paragraph 15.1, the reorganizations of (i) the Madison Target Retirement 2020 Fund into the Goldman Sachs Target Date 2020 Portfolio, (ii) the Madison Target Retirement 2030 Fund into the Goldman Sachs Target Date 2030 Portfolio, (iii) the Madison Target Retirement 2040 Fund into the Goldman Sachs Target Date 2040 Portfolio, and (iv) the Madison Target Retirement 2050 Fund into the Goldman Sachs Target Date 2050 Portfolio shall each individually be referred to as a “Reorganization.” Each Reorganization is contingent upon the consummation of each other Reorganization, and the provisions of this Agreement shall be construed to effect this intent. In the event that shareholders of a particular Acquired Fund that is a party to a Reorganization do not approve the Reorganization relating to such Acquired Fund and/or any condition precedent to a Reorganization does not occur and is not waived, none of the Reorganizations referenced in this Agreement will be consummated.

16.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

16.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

16.3. The warranties, representations, and agreements contained in this Agreement made by the Madison Trust on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Goldman Sachs Trust on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization and liquidation of any other Acquired Fund in which they do not hold shares.

16.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5. The name “Goldman Sachs Trust II” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust dated April 6, 2013, as amended from time to time, and all persons dealing with the Goldman Sachs Trust or an Acquiring Fund must look solely to the property of the Goldman Sachs Trust or such Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Goldman Sachs Trust. No portfolio of the Goldman Sachs Trust shall be liable for any claims against any other portfolio of the Goldman Sachs Trust. Each Acquired Fund, MAM and GSAM specifically acknowledge and agree that any liability of the Goldman Sachs Trust under this Agreement with respect to a particular Acquiring Fund of the Goldman Sachs Trust, or in connection with the transactions contemplated herein with respect to a particular Acquiring Fund, shall be discharged only out of the assets of the particular Acquiring Fund and that no other portfolio of the Goldman Sachs Trust shall be liable with respect thereto.

16.6. The name “Madison Funds” is the designation of the trustees for the time being under an Amended and Restated Declaration of Trust dated October 15, 2015, as amended from time to time, and all persons dealing with the Madison Trust or an Acquired Fund must look solely to the property of the Madison Trust or such Acquired Fund for the enforcement of any claims as none of the directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Madison Trust. No portfolio of the Madison Trust shall be liable for any claims against any other portfolio of the Madison Trust. Each Acquiring Fund, MAM and GSAM specifically acknowledge and agree that any liability of the Madison Trust under this Agreement with respect to a particular Acquired Fund of the Madison Trust, or in connection with the transactions contemplated herein with respect to a particular Acquired Fund, shall be discharged only out of the assets of the particular Acquired Fund and that no other portfolio of the Madison Trust shall be liable with respect thereto.

16.7. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

***************

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

Goldman Sachs Trust II,

on behalf of its series:

Goldman Sachs Target Date 2020 Portfolio

Goldman Sachs Target Date 2030 Portfolio

Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2050 Portfolio

By:

Name:

Title:

Madison Funds,

on behalf of its series:

Madison Target Retirement 2020 Fund

Madison Target Retirement 2030 Fund

Madison Target Retirement 2040 Fund

Madison Target Retirement 2050 Fund

By:

Name:

Title:

Solely for purpose of paragraphs 1.6, 5.1, 9.2, 14, 16.4, 16.5 and 16.6

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:

Name:

Title:

Solely for purpose of paragraphs 1.6, 5.1, 5.4, 9.2, 14, 16.4, 16.5 and 16.6

MADISON ASSET MANAGEMENT, LLC

By:

Name:

Title:

(This page intentionally left blank)

GSMADPROXY 06-16

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 13, 2016

PORTFOLIO	CLASS R6
GOLDMAN SACHS TARGET DATE 2020 PORTFOLIO	GTZHX
GOLDMAN SACHS TARGET DATE 2030 PORTFOLIO	GTZJX
GOLDMAN SACHS TARGET DATE 2040 PORTFOLIO	GTZMX
GOLDMAN SACHS TARGET DATE 2050 PORTFOLIO	GTZSX

(Portfolios of Goldman Sachs Trust II)

Goldman Sachs Trust II

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated July 13, 2016) which covers Class R6 Shares of the Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio, and Goldman Sachs Target Date 2050 Portfolio to be issued in exchange for shares of the corresponding Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, or Madison Target Retirement 2050 Fund, series of Madison Funds. Please retain this SAI for further reference. To obtain a copy of the Proxy Statement and Prospectus, free of charge, please write to the Goldman Sachs Funds at the address set forth above or call the Goldman Sachs Funds at 1-800-621-2550.

GSAM® is a registered service mark of Goldman, Sachs & Co.

TABLE OF CONTENTS

INTRODUCTION	1
DOCUMENTS INCORPORATED BY REFERENCE	1
PRO FORMA FINANCIAL STATEMENTS	1

i

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN, SACHS & CO.
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

GOLDMAN, SACHS & CO.

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll-free (in U.S.) 800-621-2550 (for Class R6 Shareholders).

INTRODUCTION

This SAI is intended to supplement the information provided in a Proxy Statement and Prospectus dated July 13, 2016 (the “Proxy Statement and Prospectus”) relating specifically to (i) the proposed transfer of all of the assets and the assumption of the stated liabilities of Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund (together, the “Acquired Portfolios”), in exchange for corresponding shares of Goldman Sachs Target Date 2020 Portfolio, Goldman Sachs Target Date 2030 Portfolio, Goldman Sachs Target Date 2040 Portfolio, and Goldman Sachs Target Date 2050 Portfolio (together, the “Acquiring Portfolios”) to be distributed to the shareholders of the corresponding Acquired Portfolios, and (ii) the solicitation by the Board of Trustees of the Acquired Portfolios of proxies to be used at a special meeting of the shareholders of the Acquired Portfolios to be held on August 17, 2016. The Acquiring Portfolios are newly-organized funds that will commence operations upon consummation of the proposed reorganization. Please retain this SAI for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, additional information regarding the Acquiring Portfolios and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. Acquired Portfolios’ Annual Report for the fiscal year ended October 31, 2015 (File Nos. 333-29511 and 811-08261) as filed with the Securities and Exchange Commission on December 29, 2015 (Accession No. 0001209286-15-000775) is incorporated herein by reference.

2. Acquired Portfolios’ Semi-Annual Report for the fiscal period ended April 30, 2016 (File Nos. 333-29511 and 811-08261) as filed with the Securities and Exchange Commission on June 30, 2016 (Accession No. 0001209286-16-001166) is incorporated herein by reference.

3. Acquired Portfolios’ Statement of Additional Information, dated February 29, 2016 (File Nos. 333-29511 and 811-08261) as filed with the Securities and Exchange Commission on February 29, 2016 (Accession No. 0001040612-16-000161) is incorporated herein by reference.

4. Acquiring Portfolios’ Statement of Additional Information, dated June 23, 2016 (File Nos. 333-185659 and 811-22781) as filed with the Securities and Exchange Commission on June 23, 2016 (Accession No. 0001193125-16-630220) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the proposed reorganization of the Acquired Portfolios into the Acquiring Portfolios because each of Acquiring Portfolios is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

1